SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Composite Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
FORWARD LOOKING STATEMENTS
SUMMARY OF ITEMS TO BE VOTED ON
PROPOSAL 1. ELECTION OF DIRECTORS
PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
PROPOSAL 3. AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN
YOU SHOULD NOT SEND YOUR OLD CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL.
DETERMINATION OF INDEPENDENCE OF DIRECTORS
MEETINGS OF THE BOARD OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS SUMMARY COMPENSATION TABLE
LONG-TERM INCENTIVES
BENEFITS
EXECUTIVE LIFE INSURANCE
CHIEF EXECUTIVE OFFICER COMPENSATION
COMMUNICATIONS WITH BOARD OF DIRECTORS SHAREHOLDERS AND OTHER INTERESTED PARTIES
OUTSIDE DIRECTOR COMPENSATION
DIRECTORS’ AND OFFICERS’ STOCK OWNERSHIP
STOCK OWNERSHIP INFORMATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK PERFORMANCE
INDEPENDENT AUDITORS
INDEPENDENT AUDITOR’S FEES
OTHER BUSINESS
ADDITIONAL INFORMATION
Consolidated Balance Sheets
Consolidated Statements of Operations
Consolidated Statements of Cash Flows
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Item 2. Management’s Discussion and Analysis
Part II
Item 1. Legal Proceedings
Item 6. Exhibits and Reports on Form 8-K
Signatures
Part I
Item 1. Description of Business
Item 2. Description of Property
Item 3. Legal Proceedings
Item 4. Submission of Matters to a Vote of Security Holders
Part II
Item 5. Market for Company’s Common Equity and Related Stockholders Matters
Item 6. Management’s Discussion and Analysis
Item 7. Financial Statements
Item 8. Change in and Disagreement with Accountants on Accounting and Financial Disclosure
Part III
Item 9. Directors, Executive Officers, Promoters and Control Persons
Item 10. Executive Compensation
Item 11. Security Ownership of Certain Beneficial Owners and Management
Item 12. Certain Relationships and Related Transactions
Item 13. Exhibits and Reports on Form 8-K
Consolidated Balance Sheets
Consolidated Statements of Operation For the Years Ended September 30, 2003 and 2002
Consolidated Statements of Changes in Stockholders’ Equity
Consolidated Statements of Cash Flow

Composite Solutions, Inc.
3252 Holiday Court, Suite 206
La Jolla, California 92037
858 459-4843

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2004

DEAR SHAREHOLDER:

       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Composite Solutions, Inc., a Florida corporation, will be held at the Radisson Hotel La Jolla, 3299 Holiday Court, La Jolla, California 92037 on May 27, 2004 at 10:00 A.M., for the following purposes:

1.	To elect three (3) directors of the Company to hold office until the next Annual Meting of Shareholders or until their successors are elected and qualified;

2.	To ratify the selection of Peterson & Co., LLP as the Company’s independent auditors for the year ending December 31, 2004;

3.	To approve the Company’s 2000 Stock Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock reserved for issuance under such plan from 1,000,000 shares to 2,000,000 shares;

4.	To approve a reverse stock split of the Company’s Common Stock whereby each ten (10) outstanding shares of Common Stock will be consolidated into one (1) share of Common Stock; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has approved each of the proposals and recommends that you vote IN FAVOR of each of the proposals as described in the attached materials. Before voting, you should carefully review all of the information contained in the attached proxy statement.

     All shareholders are cordially invited to attend the Annual Meeting. Only shareholders of record at the close of business on April 9, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjustments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the meeting. Each such shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy in the enclosed envelope.

Sincerely,

/s/ Gilbert A. Hegemier

Gilbert A. Hegemier
Secretary
March 26, 2004

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Composite Solutions, Inc.
3252 Holiday Court, Suite 206
La Jolla, California 92037
858 459-4843

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 27, 2004
INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Composite Solutions, Inc., a Florida corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on May 27, 2004 at 10:00a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Radisson Hotel La Jolla, 3299 Holiday Court, La Jolla, California 92037. The Company intends to mail this proxy statement and accompanying proxy card on or about April 23, 2004 to all shareholders entitled to vote at the Annual Meeting.

Solicitation

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

     For purposes of the Annual Meeting, a quorum means a majority of the outstanding shares entitled to vote. Holders of record of the Company’s Common Stock at the close of business on April 9 2004 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 9, 2004, the Company had outstanding and entitled to vote 22,675,560 shares of Common Stock. In determining whether a quorum exists at the Annual meeting, all shares represented in person or by proxy, including abstentions and broker non-votes, will be counted.

     Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held. With respect to the election of directors, shareholders may exercise cumulative voting rights, i.e., each shareholder entitled to vote for the election of directors may cast a total number of votes equal to the number of directors to be elected multiplied by the number of such shareholder shares (on an as converted basis), and may cast such total of votes for one or more candidates in such proportions as such shareholder chooses. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant proxy holders’ discretionary authority to cumulate votes.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 3252 Holiday Court, Suite 206, La Jolla, California 92037, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Shareholder Proposals

     The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2005 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 27, 2005, provided the next annual meeting is held within thirty (30) days of May 27, 2005. Shareholders are also advised to review the Company’s current Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

FORWARD LOOKING STATEMENTS

     This Proxy Statement contains (and press releases and other public statements we may issue from time to time may contain) forward-looking statements regarding our business and operations. Statements that are not historical facts are forward-looking statements. Forward-looking statements include those relating to:

•	our current business and product development plans,

•	our future business, product development and acquisition plans,

•	the timing and results of regulatory approval for proposed products, and

•	projected capital needs, working capital, liquidity, revenues, interest costs and income.

     Examples of forward-looking statements include predictive statements, statements that depend on or refer to future events or conditions, and statements that may include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “should,” “may,” or similar expressions, or statements that imply uncertainty or involve hypothetical events.

     Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from what is currently anticipated. We made cautionary statements in certain sections of our Form 10-KSB for the fiscal year ended September 30, 2003, our Form 10-QSB for the quarter ended December 31, 2003, each as filed with the Securities and Exchange Commission (“SEC”), including under “Risk Factors. You should read these cautionary statements as being applicable to all related forward-looking statements wherever they appear in this Proxy Statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Proxy Statement or other documents incorporated by reference might not occur. No forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statement. We do not undertake any obligation to release publicly any revisions to these forward looking statements, to reflect events or circumstances after the date of this Proxy Statement, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SUMMARY OF
ITEMS TO BE VOTED ON

The following items will be voted on at the Annual Meeting:

1.	To elect three (3) directors of the Company to hold office until the next Annual Meting of Shareholders or until their successors are elected and qualified;

2.	To ratify the selection of Peterson & Co., LLP as the Company’s independent auditors for the year ending December 31, 2004;

3.	To approve the Company’s 2000 Stock Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock reserved for issuance under such plan from 1,000,000 shares to 2,000,000 shares;

4.	To approve a reverse stock split of the Company’s Common Stock whereby each ten (10) outstanding shares of Common Stock will be consolidated into one (1) share of Common Stock; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

PROPOSAL 1.
ELECTION OF DIRECTORS

       At the annual meeting, three (3) directors of the Company are to be elected to hold office until the next Annual Meting of Shareholders or until their successors are elected and qualified. Unless otherwise indicated on the proxy form, the authority conferred by the proxy will be used for the purpose of voting in favor of the three (3) nominees listed below. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. All nominees must consent in writing to the nomination. The Board of Directors has not received any recommendations from any of the Company’s shareholders in connection with this Annual Meeting. The Company has not engaged a third party search firm to help identify Board nominees. The Board of Directors nominated the nominees indicated for election.

NAME	AGE	PRINCIPAL OCCUPATION
Gilbert A. Hegemier (1)	67	Professor, University of California at San Diego
Thomas C. Bache (2)	61	President, Composite Solutions, Inc.
Raymond E. List (3)	59	President, Emergent Energy Group

(1)	Gilbert A. Hegemier has been Chairman of the Board of Directors of Composite Solutions since its inception in June, 1999.

(2)	Thomas C. Bache joined CSI as President in January, 2004. The President is the principal executive officer of the Company. He was appointed to CSI’s Board of Directors by resolution of the Board of Directors with a term effective from 1 April 2004 until the next annual meeting of the shareholders.

(3)	Raymond E. List was appointed to CSI’s Board of Directors by resolution of the Board of Directors with a term effective from 1 April 2004 until the next annual meeting of the shareholders.

Gilbert A. Hegemier

Professor Hegemier is the Company’s founder and has been Chairman of the CSI Board of Directors since its inception in 1999. He is currently Professor of Applied Mechanics and Structural Engineering at the University of California, San Diego (UCSD). He is a founder and co-Director of UCSD’s Powell Structural Research Laboratories. He is widely recognized for his central leadership role in the transfer of composite materials technology from the defense and aerospace sector to the civil engineering sector.

Thomas C. Bache

Prior to joining CSI in January 2004, Dr. Bache spent 20 years at SAIC, a large (current annual revenue greater than $6 billion) and diversified company where he was most recently (since 2000) a senior vice president and manager of a $65M/year business unit. He has more than 25 years experience as an engineer and senior executive in business units offering high-technology products and services for government and commercial clients. His PhD work was done under the supervision of Dr. Hegemier and includes some of the earliest UCSD composite materials research.

Raymond E. List

Mr. List is a civil engineer (PE) and business leader with broad leadership (President/CEO of five companies), consulting, and Board of Directors experience. He has led and advised companies ranging from small high-tech startups to large engineering and construction firms. He is currently President of two early-stage startup companies (fuel cell and water treatment technologies) and a member of the Corporate Advisory Board of the Civil Engineering Research Foundation (CERF).

     The affirmative vote of the majority of all shares present in person or represented by proxy and entitled to vote at the annual meeting is required for the election of directors. The Board recommends that you vote FOR the election of each of the director nominees.

PROPOSAL 2.
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Peterson & Co., LLP as the Company’s independent auditors for the fiscal year ending September 30, 2004. Peterson & Co., LLP has been engaged as our independent auditors since June 2000.

     Although we are not required to submit this appointment to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of Peterson & Co., LLP as our independent auditor. The Board is not required to take any action as a result of the outcome of vote on this proposal. If the shareholders do not ratify the appointment, the Board will investigate the reasons for shareholder rejection and may consider whether to retain Peterson & Co., LLP or appoint another firm. Even if the appointment is ratified, the Board may direct the appointment of a different independent auditing firm at any time during the year if they determine that such change would be in the best interest of the Company and its shareholders.

     A Representative of Peterson & Co., LLP is expected to be present at the annual meeting. He will have an opportunity to make a statement if he desires and also will be available to respond to appropriate questions.

     The affirmative vote of the majority of all shares present in person or represented by proxy and entitled to vote at the annual meeting is required for the adoption of this proposal. The Board recommends that you vote FOR the ratification of the selection of Peterson & Co., LLP.

PROPOSAL 3.
AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN

     In 2000 shareholders approved the 2000 Stock Incentive Plan (the “Incentive Plan”) to provide persons with substantial responsibility for the Company’s success with an entrepreneurial incentive to (a) provide high levels of performance, (b) undertake extraordinary efforts to increase the earnings of the Company; (c) increase their proprietary interest in the Company; and (d) remain in the employ of the Company. The Plan establishes an Employee Stock Incentive Plan Committee (the “Committee”) with the plenary authority, in its discretion, to administer the Plan and grant Option or Stock Bonus awards. The Committee is the Board of Directors.

     The Board adopted, subject to shareholder approval, an amendment to the Incentive Plan to increase the number of shares available for purchase by an additional one (1) million shares of Company Common Stock (the “2004 Plan Amendment”). The form of the proposed amendment to the Incentive Plan is attached to this Proxy Statement as Exhibit A and incorporated herein by reference. The Board believes this amendment is necessary to ensure the availability of shares for future granting of options to incentivise and retain qualified key personnel.

     The affirmative vote of holders of a majority of all the outstanding Common Stock of the is required for the adoption of this proposal. The Board recommends that you vote FOR approval of the 2004 Plan Amendment to increase the number of shares available for purchase under the Incentive Plan by one (1) million shares.

PROPOSAL 4.
AUTHORIZATION OF A ONE-FOR-TEN REVERSE
STOCK SPLIT OF COMMON STOCK

     The Company’s Board of Directors has approved, subject to shareholder approval, a proposal to amend the Company’s Articles of Incorporation to authorize a one-for-ten reverse stock split of the outstanding shares of Company Common Stock.

     The principal effect of the Reverse Split would be to decrease the number of issued and outstanding shares of our Common Stock (but not the total shares authorized for issuance). Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder would hold the same percentage of Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split. In the event that our Board of Directors determines that it is in the best interests of the Company to effect a Reverse Split in the 2004 calendar year, we will file a Form 8-K with the SEC detailing the specific terms of such split.

     The Reverse Split would be accomplished by amending the Company’s Articles of Incorporation to include a paragraph in the following form:

“Article III, Capital Stock. Effective as of the close of business on the date of filing this Amendment to the Restated Articles of Incorporation with the Florida Department of State (the “Effective Time”), the filing of this Amendment shall effect a reverse split (the “Reverse Split”) pursuant to which the 22,675,560 shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall be and are automatically combined without further action into 2,267,556 validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share (subject to adjustment due to rounding of fractional shares) provided that the Corporation shall not issue fractional issues of scrip as a result of the Reverse Split, but shall round up to the nearest whole share any fractional share that would otherwise result from the Reverse Split. Accordingly, pursuant to the Reverse Split, ten shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time, shall be and are automatically combined without further action into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Each stock certificate that prior to the Effective Time represented shares of Common Stock shall, following the Effective Time represent the number of shares into which the shares of Common Stock represented by such certificate shall be combined as a result of the Reverse Split. The number of authorized shares of Common Stock shall be 50,000,000 and shall not change as a result of the Reverse Split. The par value of the Common Stock shall change to $0.01 per share effective upon the Effective Time. The number of authorized Preferred Stock shall be 10,000,000, and the par value of the Preferred Stock shall be $0.001. Shares of Preferred Stock may be issued in one or more series. The Board of Directors is authorized to fix the number of shares of any such series, to determine the designation of any such series, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series, and, within any limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”

     The form of the proposed Amendment to Articles of Incorporation is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

     The Reverse Split will become effective on a date determined by our Board of Directors (the “Effective Date”).

     Stockholders do not have the statutory right to dissent and obtain appraisal of their shares under Florida law, F.S.A. section 607.1302, in connection with the amendment to our Articles of Incorporation to complete the Reverse Split.

     Effect of the Reverse Split. If approved by the stockholders at the Special Meeting and our Board of Directors determines that it is in the best interests of the Company to effect the Reverse Split in the 2004 fiscal year, we will file the Amendment to our Articles of Incorporation with the Florida Secretary of State to become effective at a time determined by our Board of Directors. Upon effectiveness of the Amendment to our Restated Articles of Incorporation, without further action by us or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Date would be converted into the right to receive a number of shares of Common Stock (the “New Common Stock”) calculated based on a reverse split ratio of one for ten shares, if and as determined by our Board of Directors in its sole discretion. For example, if a stockholder presently holds 1,000 shares of Common Stock, that stockholder would hold 100 shares of Common Stock following the Reverse Split.

     Reasons for the Reverse Split. If effected, the Reverse Split and resulting anticipated increase in the price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

     The Company may use the authorized and unissued shares of Common Stock to raise capital in a public or private offering, to enter into a strategic transaction or to grant options and warrants to employees or others.

     On or about March 8, 2004, the Company borrowed approximately $300,000 pursuant to a Promissory Note and related documents (“Bridge Loan”). The Bridge Loan is secured by collateral in the form of a perfected senior security interest in all of the assets of the Company and collateral in the form of a third mortgage against Dr. Hegemier’s personal residence. The Bridge Loan amount is due in full on July 9, 2004.

     To repay the Bridge Loan and raise working capital, the Company plans to effect an unregistered private placement of up to approximately $2 million of the Company’s preferred stock convertible into common stock (“Private Placement”). It is anticipated that the Private Placement will be limited to accredited investors. Shares will only be offered pursuant to the Company’s Private Placement Memorandum, which qualifying shareholders may request from the Company at 3252 Holiday Court, Suite 206, La Jolla, California, (858) 459-4843.

     Unless the Reverse Split is affected, The Company may not have adequate authorized and unissued shares to successfully complete the Private Placement. In such an event it is unlikely the Company will be able to satisfy its obligations under the Bridge Loan. If the Company does not satisfy its obligations under the Bridge Loan, the Lender may foreclose on the collateral.

     There are significant risks and uncertainties related to the ability of the Company to complete the Private Placement and approval of the Reverse Split will not assure that the Company will be able to complete the Private Placement or satisfy the Bridge Loan when due.

     If implemented, the Reverse Split may result in some stockholders owning “odd-lots” of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

     Risk Factor. We cannot assure stockholders that the Reverse Split will have any of the desired consequences described above. Specifically, we cannot assure stockholders that, if effected, the post- Reverse Split market price of our Common Stock will increase proportionately to the ratio for the Reverse Split. Further, the Reverse Split will result in a ten-fold increase in the number of authorized but unissued shares available for issuance by the Company as compared to the currently Outstanding Common Stock. As such, should the Company determine to issue more Common Stock, the increased number of authorized but unissued shares available for issuance as Common Stock, due to the Reverse Split, may result in the dilution of the currently Outstanding Common Stock. It is anticipated that the Private Placement, which if completed will result in the issuance of preferred stock convertible into common stock, will substantially dilute the currently outstanding Common Stock. Whether or not shareholders approve the Reverse Split, the Company may be unable to complete the Private Placement to raise additional capital and may be unable to satisfy its obligations under the Bridge Loan.

     No Fractional Shares. We will not issue any fractional shares in connection with the Reverse Split, if effected. Instead, any fractional share resulting from the Reverse Split will be rounded up to the nearest whole share.

     Exchange of Stock Certificates. If approved by the Board of Directors, the conversion of the shares of our Common Stock under the Reverse Split would occur automatically on the Effective Date. This would occur regardless of when stockholders physically surrender their stock certificates for new stock certificates.

     If effected, our transfer agent, Interwest Transfer Company, will act as exchange agent (“Exchange Agent”) to implement the exchange of stock certificates. As soon as practicable after the Effective Date, the Company or the Exchange Agent would send a letter to each stockholder of record at the Effective Date for use in transmitting certificates representing shares of our Common Stock (“Old Certificates”) to the Exchange Agent. The letter of transmittal would contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new stock certificates would be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

     Stockholders would then receive a new certificate in exchange for certificates representing the number of whole shares of New Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split. Until surrendered, we would deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of New Common Stock to which these stockholders are entitled. All expenses of the exchange of certificates would be borne by us.

     YOU SHOULD NOT SEND YOUR OLD CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL.

     Effect on Outstanding Shares. If the Reverse Split is completed, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged. The number of shares of Common Stock that may be purchased upon exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will be adjusted in accordance with their terms as of the Effective Date.

     Accounting Consequences. The par value of our Common Stock will remain unchanged at $.001 per share after the Reverse Split. However, the Common Stock as designated on our Balance Sheet would be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split such that the Common Stock would become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split, and that the Additional Paid-in Capital as designated on our Balance Sheet would be increased by an amount equal to the amount by which the Common Stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split. We do not anticipate that any other accounting consequence would arise as a result of the Reverse Split, if effected.

     Federal Income Tax Consequences. The following is a summary of the material anticipated United States federal income tax consequences of the Reverse Split to our stockholders. This summary is based on the United States federal income tax laws now in effect and as currently interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and is not intended as tax advice to any person. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local, or foreign tax laws.

     We believe that our stockholders who exchange their Common Stock solely for New Common Stock should generally recognize no gain or loss for federal income tax purposes. A stockholder’s aggregate tax basis in its shares of New Common Stock received should be the same as the stockholder’s aggregate tax basis in the Common Stock exchanged therefor. The holding period of the New Common Stock received by that stockholder should include the period during which the surrendered Common Stock was held, provided all such Common Stock was held as a capital asset at the Effective Date.

     We will not recognize any gain or loss as a result of the Reverse Split, if effected.

     The affirmative vote of holders of a majority of all the outstanding Common Stock of the Company is required for the adoption of this proposal. The Board recommends that you vote FOR approval of the one-for-ten reverse stock split of the outstanding shares of Company Common Stock.

DETERMINATION OF INDEPENDENCE OF DIRECTORS

     The Board undertook a review of director independence in March 2004. During this review, the Board considered transactions and relationships between each director or member of that director’s immediate family and the Company and its subsidiaries and affiliates. The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

     As a result of the review, the Board affirmatively determined that the following Directors have no material relationship with the Company and are independent under the aforementioned materiality standards:

       Raymond E. List

MEETINGS OF THE BOARD OF DIRECTORS

     For the eighteen (18) month period beginning on October 1 2002 and ending on April 1 2004, the Board of Directors held 21 meetings. All of the then appointed directors attended all meetings of the Board of Directors. The Company expects the attendance of all Directors at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE

			VALUE OF
NAME AND PRINCIPAL	CALENDAR	ANNUAL	RESTRICTED
POSITION	YEAR	COMPENSATION	STOCK AWARDS
Gilbert A. Hegemier	2003	$198,000
Chairman of the Board (1)	2002	$319,000
	2001	$208,000
Thomas C. Bache	2004		$190,000 (3)
President (2)

(1)	Gilbert A. Hegemier’s annual compensation consists of consulting fees billed to the Company. Much of his compensation was deferred pending the Company’s success in obtaining adequate operating income and/or investment capital to pay this deferred compensation. In June 2003 Dr. Hegemier recapitalized the Company by canceling accrued compensation in the amount of $693,413. As of March 26, 2004, deferred compensation for Gil Hegemier is in the amount of $32,461.

(2)	Thomas C. Bache joined CSI in January, 2004. His annual salary is $225,000. This compensation was deferred pending the Company’s success in obtaining adequate operating income and/or investment capital to pay this deferred compensation. He was awarded 1,000,000 shares of restricted stock upon acceptance of the Company’s employment offer. The 1,000,000 shares of restricted stock were awarded as of January 2, 2004, at which time the Common Stock was trading at a price of $0.22 per share.

(3)	Based on the price of Common Stock as of the close of trading on April 13, 2004, listed at $0.19 per share.

LONG-TERM INCENTIVES

     In May 2000 the Company established the 2000 Stock Incentive Plan (the “Plan”) to provide persons with substantial responsibility for the Company’s success with an entrepreneurial incentive to (a) provide high levels of performance, (b) undertake extraordinary efforts to increase the earnings of the Company; (c) increase their proprietary interest in the Company; and (d) remain in the employ of the Company. The Plan establishes an Employee Stock Incentive Plan Committee (the “Committee”) with the plenary authority, in its discretion, to administer the Plan and grant Option or Stock Bonus awards. The Committee is the Board of Directors.

     The maximum number of shares of Common Stock reserved for issuance under the Plan is limited to one million (1,000,000). The Board has approved an amendment to the Plan to increase the shares reserved for issuance under the Plan to two million (2,000,000). The Fair Market Value of Common Stock subject to an Award grated under the Plan and the Option Price for each Option shall be determined by the Board of Directors or the Committee, but in on event for any Incentive Stock Option Award (“ISO”) shall the Option Price be less than the Fair Market Value on the date such Option is granted. Each Option shall have a vesting schedule specified by the Committee and incorporated into the Stock Bonus Agreement specifying the terms of the Award. The vesting schedule is determined at the discretion of the Committee, but has a maximum term of ten (10) years.

     The following table lists all Awards under the Plan since its inception. All are ISO awards. A total of 200,000 ISO awards are currently outstanding, all of which are vested, and 728,572 shares remain available to grant as awards.

	VESTING PERIOD	GRANT	OPTION
OPTIONEE	EXPIRATION	DATE	PRICE	SHARES	OUTSTANDING
Duane Gee (1)	24 months	10/22/00	$0.400	100,000	0
	Cancelled
Arturo Marmolejo (1)	12 months	10/23/00	$0.400	2,500	0
	Cancelled
Rochelle Vail (1)	24 months	10/22/00	$0.400	15,000	0
	Cancelled
Michelle Van Horn (1)	12 months
	Cancelled	10/23/00	$0.400	2,500	0
Anna D’Amico	12 months	06/29/01	$0.104	100,000	100,000
	06/29/06
Robert Klugman(2)	None	0723/02	$0.070	71,428	0
	0723/03
Anna D’Amico	12 months	09/10/02	$0.100	100,000	100,000
	09/10/12

(1)	Terminated service with the Company prior to vesting of any portion of the Awarded shares, and these Option awards were cancelled.

(2)	Robert Klugman exercised his options on September 15, 2003 for 71,428 shares of Company Common Stock at an exercise price of $0.070 per share.

BENEFITS

     The Company provides health insurance through Aetna-PPO for Thomas C. Bache, President, and Healthnet-PPO for Anna D’Amico, Office Manager.

EXECUTIVE LIFE INSURANCE

     The Company provides for Thomas C. Bache a Whole Life Insurance policy with a base face death benefit of $400,000 with a double indemnity ($800,000) for accidental death.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The President serves as the Company’s Chief Executive Officer’s (“CEO”). The CEO’s compensation is established by the Board of Directors. For the calendar year beginning in January, 2004, this includes a base salary of $225,000. This compensation was deferred pending the Company’s success in obtaining adequate operating income and/or investment capital to pay this deferred compensation. The CEO is eligible for performance-based bonus and stock option awards at the discretion of the Board of Directors.

COMMUNICATIONS WITH BOARD OF DIRECTORS
SHAREHOLDERS AND OTHER INTERESTED PARTIES

     Shareholders and other interested parties may communicate concerns about the Company’s governance, corporate conduct, business ethics, financial practices or other matters to the Board of Directors. Concerns may be submitted in writing to an individual director, in care of the Corporate Secretary at the Company’s headquarters:

Composite Solutions, Inc.
3252 Holiday Court, Suite 206
La Jolla, California 92037
858 459-4843

OUTSIDE DIRECTOR COMPENSATION

     Directors who are also employees of the Company receive no additional compensation for service as a director. Non-employee Directors are to be compensated with non-qualified stock options under an Equity Incentive Plan to be established by the Board after its election by the shareholders at the next annual meeting scheduled for May 27, 2004.

     Should the shareholders determine to ratify the nomination of Raymond E. List as a director of the Company, it is anticipated that he, as a non-employee Director, will be granted non-qualified stock options equal to 0.5% of the then outstanding Common Stock of the Company as compensation. The final terms of the stock option grant have not been finalized.

DIRECTORS’ AND OFFICERS’ STOCK OWNERSHIP

     The following table shows the amount of Company Common Stock each named executive officer, nominee and incumbent director beneficially owned as of March 25, 2004, including shares covered by stock options exercisable within 60 days of March 25, 2004. Please note that, as reported in this table, beneficial ownership includes those shares each individual has the power to vote or transfer, as well as shares owned by immediate family members that reside in the same household.

		Beneficial Ownership
			Percentage of Class
Title of Class	Beneficial Owner	Number of Shares (1)	Owned (2)
Common	Gilbert A. Hegemier	3,594,242	15.9%
Common	Thomas C. Bache	1,000,000	4.4%
Common	Raymond E. List	0	0.0%
Common	All executive officers and directors as a group	4,594,242	20.3%

(1)	This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)	Percentage ownership is based upon the shares outstanding on March 25, 2004, and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on March 25, 2004 or within 60 days thereafter.

STOCK OWNERSHIP INFORMATION

The following table sets forth, as of the record date, information concerning the only parties known to CSI having beneficial ownership of more than five percent (5%) of its outstanding Common Stock.

		Beneficial Ownership
			Percentage of Class
Title of Class	Beneficial Owner, Name and Address	Number of Shares (1)	Owned (2)
Common		3,594,242	15.9%
	Gilbert A. Hegemier
	7350 Brodiaca Way
	La Jolla, California 92037
Common		1,980,115	8.7%
	Sontosh K. Arya
	3520 Overpark Road
	San Diego, California 92130

(1)	This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)	Percentage ownership is based upon the shares outstanding on March 25, 2004, and any shares issuable pursuant to securities convertible into or exercisable for shares of Common Stock by the person or group in question on March 25, 2004 or within 60 days thereafter.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with, except the filing of Form 3 by Thomas C. Bache was late.

STOCK PERFORMANCE

	Trade Prices
	High	Low
Fiscal year ended September 30, 2002
First Quarter	$0.18	$0.15
Second Quarter	$0.39	$0.27
Third Quarter	$0.20	$0.11
Fourth Quarter	$0.12	$0.09
Fiscal year ended September 30, 2003
First Quarter	$0.23	$0.14
Second Quarter	$0.22	$0.10
Third Quarter	$0.16	$0.07
Fourth Quarter	$0.24	$0.08
First Quarter October 1, 2003 to December 31, 2003	$0.22	$0.14

INDEPENDENT AUDITORS

     The Company’s auditors since June 2000 have been Peterson & Co., LLP, 3655 Nobel Drive, Suite 500, San Diego, California 92122. The Board of Directors has nominated Peterson & Co., LLP to serve as the Company’s accountants for fiscal year 2004. During the Company’s two most recent fiscal years there were no disagreements with Peterson & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A representative of Peterson & Co., LLP will attend the Annual Meeting of Shareholders and will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

     Proposal 2 at the Annual meeting is to ratify the selection of Peterson & Co., LLP as our independent certified public accountants for 2004. Although the appointment of independent certified public accountants is not required to be approved by the shareholders, the Board of Directors has decided to ascertain the position of the shareholders on the appointment.

INDEPENDENT AUDITOR’S FEES

     The fees billed to the Company by Peterson & Co., LLP in each of the last two fiscal years, in each of the following categories are as follows:

	2003	2002
Annual Audit Fees	$32,974	$28,030
Audit-Related Fees	$22,608	$22.417
Tax Fees	$7,245	$7,639
All Other Fees	$4,024	$7,749

     The Annual Audit Fees include amounts billed for audit of the Company’s annual consolidated financial statements and the timely review of the financial statements included in the forms 10-K and 10-Q filed by the Company during the year. Tax fees included tax compliance, tax advice and tax planning. All other fees principally include risk management advisory services.

OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy form will vote thereon according to their best judgment and interest of the Company. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy form are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement.

ADDITIONAL INFORMATION

     A Form of the Amendment to Articles of Incorporation and a Form Certification of Amendment to the 2000 Stock Incentive Plan accompany this Proxy Statement as Exhibits A and B. In addition, a copy of our Form 10KSB for the year ended September 30, 2003 and Form 10-QSB for the quarter ended December 31, 2003 accompany this Proxy Statement as Exhibits C and D, each as filed with the SEC, without exhibits. Additional copies of the Company’s 10 KSB and 10-QSB as filed with the SEC, without exhibits, will be provided without charge following the receipt of a written request to Thomas C. Bache, Chief Executive Officer, Composite Solutions, Inc., 3252 Holiday Court, Suite 206, La Jolla California 92037.

By Order of the Board of Directors,

/s/ Gilbert A. Hegemier

GILBERT A. HEGEMIER
Secretary

Dated: March 30, 2004

DETACH CARD

Composite Solutions, Inc.
3252 Holiday Court, Suite 206
La Jolla, California 92037
858 459-4843

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Composite Solutions, Inc., a Florida corporation, hereby appoints Gilbert A. Hegemier and Thomas C. Bache, and each of them, as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated below, all of the shares of Composite Solutions, Inc. which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at the Radisson Hotel La Jolla, 3299 Holiday Court, La Jolla, California 92037, at 10:00 a.m. local time, on May 27, 2004, or any adjournment thereof, with the same authority as if the undersigned were personally present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS BELOW:

     1. Election of three (3) Directors (to hold office until the next Annual Meting of Shareholders or until their successors are elected and qualified).

[ ] FOR all nominees listed (except as marked to the contrary below).	[ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: ☐	Gilbert A. Hegemier, ☐	Thomas C. Bache, ☐	Raymond E. List

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME ON THE SPACE PROVIDED BELOW.)

Withhold Vote for:

2.	To ratify the selection of Peterson & Co., LLP as the Company’s independent auditors for the year ending December 31, 2004:

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve the Company’s 2000 Stock Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock reserved for issuance under such plan from 1,000,000 shares to 2,000,000 shares:

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	To approve an Amendment to the Articles of Incorporation of the Company to reflect a reverse stock split of the Company’s Common Stock whereby each ten (10) outstanding shares of Common Stock will be consolidated into one (1) share of Common Stock:

☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

(CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE.)

DETACH CARD

(Continued from the other side)

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR FOR ALL PROPOSALS AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IS SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

YOUR SIGNATURE ON THIS PROXY IS YOUR ACKNOWLEDGMENT OF RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT.

Dated: , 2004

Signature

(Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

EXHIBIT A

FORM OF
CERTIFICATE OF AMENDMENT
OF
2000 STOCK INCENTIVE PLAN

Thomas C. Bache and Gilbert A. Hegemier certify that:

          1. They are the president and the secretary, respectively, of Composite Solutions, Inc., a Florida corporation.

          2. The 2000 Stock Incentive Plan (the “2000 Plan”) of this corporation is amended by deleting the old Section 5.1 and replacing with the below, new Section 5.1:

“Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to Two Million (2,000,000), subject to adjustment from time to time in accordance with the provisions of this Section 5.”

          3. The foregoing amendment of the 2000 Plan has been duly approved by the board of directors.

          4. The foregoing amendment of the 2000 Plan has been duly approved by the required vote of shareholders in accordance with Section 607 of the F.S.A. The total number of outstanding shares of the corporation is 22,675,560. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

          We further declare under penalty of perjury under the laws of the State of Florida that the matters set forth in this certificate are true and correct of our own knowledge.

Date: May __, 2004

Thomas C. Bache, President

Gilbert A Hegemier, Secretary

EXHIBIT B
FORM OF
ARTICLES OF AMENDMENT TO RESTATED
ARTICLES OF INCORPORATION OF
COMPOSITE SOLUTIONS, INC.

     Pursuant to the provisions of Sections 607.0120, 607.10025, 607.1003 and 607.1006, Florida Statutes, this Florida profit corporation adopts the following Articles of Amendment to its Restated Articles of Incorporation:

1.	The name of the corporation is Composite Solutions, Inc. (the “Corporation”). The document number of the Corporation is P97000090451.

2.	Article III of the Restated Articles of Incorporation of the Corporation as subsequently amended is amended to read:

Article III, Capital Stock. Effective as of the close of business on the date of filing this Amendment to the Restated Articles of Incorporation with the Florida Department of State (the “Effective Time”), the filing of this Amendment shall effect a reverse split (the “Reverse Split”) pursuant to which the 22,675,560 shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall be and are automatically combined without further action into 2,267,556 validly issued, fully paid and nonassessable shares of Common Stock, par value $0.01 per share (subject to adjustment due to rounding of fractional shares) provided that the Corporation shall not issue fractional issues of scrip as a result of the Reverse Split, but shall round up to the nearest whole share any fractional share that would otherwise result from the Reverse Split. Accordingly, pursuant to the Reverse Split, ten shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time, shall be and are automatically combined without further action into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Each stock certificate that prior to the Effective Time represented shares of Common Stock shall, following the Effective Time represent the number of shares into which the shares of Common Stock represented by such certificate shall be combined as a result of the Reverse Split. The number of authorized shares of Common Stock shall be 50,000,000 and shall not change as a result of the Reverse Split. The par value of the Common Stock shall change to $0.01 per share effective upon the Effective Time. The number of authorized Preferred Stock shall be 10,000,000, and the par value of the Preferred Stock shall be $0.001. Shares of Preferred Stock may be issued in one or more series. The Board of Directors is authorized to fix the number of shares of any such series, to determine the designation of any such series, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series, and, within any limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

3.	This Amendment does not adversely affect the rights or preferences of the holders of outstanding shares of any class or series. Shareholder approval of this Amendment was required pursuant to 607.10025 because this Amendment results in the percentage of authorized shares that remain unissued after the Reverse Stock Split exceeding the percentage of authorized shares that were unissued before the Reverse Stock Split.

4.	On March 21, 2004, the Board of Directors of the Corporation adopted the resolution approving this Amendment and recommending it for shareholder approval. This Amendment was approved and adopted by the shareholders of the Corporation at the duly noticed annual meeting of such shareholders on May 27, 2004 The number of votes cast for this Amendment by the shareholders of the Corporation were sufficient for approval.

5.	The effective date of this Amendment is the date of filing of this Amendment with the Florida Department of State.

Signed this     day of             ,     .

COMPOSITE SOLUTIONS, INC.

By:

THOMAS C. BACHE
Chief Executive Officer

EXHIBIT C

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-QSB

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2003

☐ TRANSITIONAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required)

Commission File No. 000-24551

COMPOSITE SOLUTIONS, INC.

(Name of Small Business Issuer in its Charter)

Florida State or other jurisdiction of incorporation or organization	65-0790758 I.R.S. Employer Identification No.

3252 Holiday Court, Suite 206, La Jolla, California Address of principal executive office	92037 Zip Code

Issuer’s telephone number: (858) 459-4843

Former name and address, if changed since last report

Check whether the issuer has (1) filed all reports required by Section 13 or 15(d) of the Exchange Act during the past 12 months, and (2) been subject to such filing requirements for the past ninety (90) days. Yes ☒ No ☐

As of December 31, 2003, 21,670,555 shares of Common Stock were outstanding.

PART 1 — FINANCIAL INFORMATION

Item 1. Financial Statements.

     The following consolidated financial statements contain information regarding the Company’s balance sheets, operating results, stockholders’ equity, and cash flows for the quarters ended December 31, 2003 and 2002, and the period October 20, 1997 (inception) to December 31, 2003.

INDEX TO FINANCIAL STATEMENTS

Balance Sheets

Statements of Operations

Statements of Changes in Stockholders’ Equity

Statements of Cash Flows

Notes to Financial Statements

2

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Balance Sheets

	December 31,	September 30,
	2003	2003
	(unaudited)	(audited)
ASSETS
Current assets
Cash	$190,365	$49,495
Accounts receivable, net of allowance for doubtful accounts of $0	274,605	—
Costs in excess of billings	1,963	6,832
Prepaid expenses	1,786	416

Total current assets	468,719	56,743
Property, and equipment, net	—	649
Other assets
Deposits	10,025	10,071
Intangible assets, net	420,931	427,684
Goodwill	418,956	418,956

Total assets	$1,318,631	$914,103

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$269,305	$266,775
Billings in excess of costs	324,561	131,169
Line of credit	—	51,887
Employee and director payable	80,592	62,415
Related party payable	284,016	132,205
Current portion of long-term debt	23,992	—
Related party notes payable	46,376	46,376
Accrued expenses	153,884	181,817
Accrued losses on future contracts	3,013	3,013
Income taxes payable	19,985	24,881

Total current liabilities	1,205,724	900,538
Long term debt
Note payable, less current portion	23,754	—

Total liabilities	1,229,478	900,538
Stockholders’ equity
Preferred stock; $0.0001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	—	—
Common stock; $0.0001 par value; 50,000,000 shares authorized; 21,670,555 shares issued and outstanding	2,166	2,166
Additional paid in capital	5,120,957	5,120,957
Accumulated deficit	(5,033,970)	(5,109,558)

Total stockholders’ equity	89,153	13,565

Total liabilities and stockholders’ equity	$1,318,631	$914,103

See accompanying notes.

3

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Operations
(Unaudited)

			October 20, 1997
	Three Months Ended		(Inception)
	December 31,		to December 31,
	2003	2002	2003
Contract revenue	$687,170	$66,908	$1,422,725
Cost of sales
Salaries and consulting fees	15,600	37,677	472,575
Consulting fees - related party	52,165	—	261,803
Materials	304,022	327	329,723
Materials - related party	166,447	—	243,234

Cost of sales	538,234	38,004	1,307,335

Gross profit	148,936	28,904	115,390
Expenses
Consulting fees	—	85,107	628,354
Consulting fees - related party	16,250	80,800	1,056,266
Depreciation and amortization	12,631	13,196	390,761
General and administrative expenses	27,110	34,733	1,121,290
Organizational expenses	—	—	514
Professional fees - other	1,001	3,035	411,550
Professional fees - related party	381	3,073	10,396
Salaries	10,920	10,920	1,305,629
Provision for future contract losses	—	—	3,013
Impairment loss	—	—	237,248

Total expenses	68,293	230,864	5,165,021

Income (loss) from operations	80,643	(201,960)	(5,049,631)
Other income (expense)
Interest income	—	—	8,363
Interest income - forgiveness of debt	—	—	17,825
Other Income	—	—	96,058
Gain on forgiveness of debt	—	—	8,261
Other expenses	(1,133)	(569)	(23,452)
Loss on disposal of assets	—	—	(190)
Interest expense	(2,122)	(11,563)	(148,869)
Loss on forgiveness of debt	—	—	(11,021)

Total other income (expense)	(3,255)	(12,132)	(53,025)

Income (loss) before provision for income taxes	77,388	(214,092)	(5,102,656)
Provision for income taxes	1,800	—	36,609

Income (loss) from continuting operations	75,588	(214,092)	(5,139,265)
Discontinued operations
Income from discontinued operations (including gain on sale of subsidiary in the amount of $177,755)	—	—	105,295

Net income (loss)	$75,588	$(214,092)	$(5,033,970)

Income (loss) per common share basic
Net income (loss) from continuing operations	$0.00	$(0.01)	$(0.31)

Income from discontinued operations	$—	$—	$0.01

Income (loss) per share basic	$0.00	$(0.01)	$(0.30)

Weighted average number of shares basic	21,670,555	18,805,912	16,708,603

Income (loss) per common share diluted
Net income (loss) from continuing operations	$0.00	$(0.01)	$(0.31)

Income from discontinued operations	$—	$—	$0.01

Income (loss) per share basic	$0.00	$(0.01)	$(0.30)

Weighted average number of shares diluted	21,870,555	18,805,912	16,708,603

See accompanying notes.

4

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Changes in Stockholders’ Equity
(unaudited)

				Deficit
				Accumulated
	Common Stock		Additional	During the	Total
			Paid in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Balance, October 20, 1997 (inception)	—	$—	$—	$—	$—
Common stock issued in exchange for services	15,233,910	1,521	(2,120)	—	(599)
Common stock issued for cash	5,962,500	599	18,335	—	18,934
Net loss				(12,193)	(12,193)

Balance, September 30, 1998	21,196,410	2,120	16,215	(12,193)	6,142
Common stock contributed	(7,896,410)	(790)	790	—	—
Pre-acquisition income	—	—	—	47	47
Common stock issued in acquisition	1,000,000	100	47	(47)	100
Common stock issued for payment of note payable	200,000	20	999,980	—	1,000,000
Net loss				(574,850)	(574,850)

Balance, September 30, 1999	14,500,000	1,450	1,017,032	(587,043)	431,439
Common stock surrendered	(4,300,000)	(430)	430		—
Common stock issued for cash	668,333	67	759,933		760,000
Common stock issued in acquisitions	1,103,371	110	808,668		808,778
Common stock issued for finder’s fee	100,000	10	(10)		—
Common stock issued in exchange for services	300,000	30	173,970		174,000
Net loss				(1,090,715)	(1,090,715)

Balance, September 30, 2000	12,371,704	1,237	2,760,023	(1,677,758)	1,083,502
Common stock surrendered	(150,000)	(15)	(93,735)		(93,750)
Common stock issued for cash	725,000	73	244,927		245,000
Common stock issued in exchange for services	1,061,760	106	128,227		128,333
Common stock issued for finder’s fee	200,000	20	(20)		—
Net loss				(1,367,322)	(1,367,322)

Balance, September 30, 2001	14,208,464	1,421	3,039,422	(3,045,080)	(4,237)
Common stock issued for cash	2,339,047	234	227,266		227,500
Common stock issued for compensation	1,183,149	118	206,391		206,509
Common stock issued in exchange for services	514,034	51	91,568		91,619
Common stock issued for interest due	47,350	5	5,677		5,682
Net loss				(1,166,742)	(1,166,742)

Balance, September 30, 2002	18,292,044	1,829	3,570,324	(4,211,822)	(639,669)
Common stock issued for cash	2,404,696	240	365,060		365,300
Common stock issued to settle accounts payable	582,024	58	70,325		70,383
Common stock issued for services	400,000	40	58,960		59,000
Common stock issued through exercise of options	71,428	7	4,993		5,000
Common stock issued for interest due	90,363	9	14,412		14,421
Common stock issued for compensation	50,000	5	8,495		8,500
Common stock surrendered	(220,000)	(22)	22		—
Recapitalization of accounts payable and accrued wages			1,028,366		1,028,366
Net loss				(897,736)	(897,736)

Balance, September 30, 2003	21,670,555	2,166	5,120,957	(5,109,558)	13,565
Net income				75,588	75,588

Balance, December 31, 2003	21,670,555	$2,166	$5,120,957	$(5,033,970)	$89,153

See accompanying notes.

5

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Cash Flows
(unaudited)

			October 20, 1997
			(Inception)
	Three Months Ended		to
	December 31,		December 31,
	2003	2002	2003
Cash flows from operating activities
Net income (loss)	$75,588	$(214,092)	$(5,033,970)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	12,631	13,196	390,761
Loss on disposal of assets	—	—	190
Common stock issued in exchange for services	—	—	361,180
Common stock issued for interest due	—	—	20,103
Common stock issued for compensation	—	—	309,516
Forgiveness of accounts payable	—	—	(3,400)
Pre-acquisition income	—	—	47
Loss from discontinued operations	—	—	93,267
Gain on disposal of subsidiary	—	—	(177,755)
Impairment loss	—	—	237,248
Provision for future contract losses	—	—	3,013
(Increase) decrease in operating assets
Accounts receivable	(274,605)	(25,000)	(257,112)
Related party receivable	—	—	(22,021)
Costs in excess of billings	4,869	—	(1,963)
Inventory	—	—	(2,055)
Prepaid expenses and other assets	(1,370)	(31,588)	(1,586)
Employee advances	—	—	—
Deposit	46	—	(10,329)
Increase (decrease) in operating liabilities
Accounts payable	2,530	8,364	1,271,404
Employee and director payable	18,177	—	273,570
Billings in excess of costs	193,392	65,241	324,561
Related party payable	151,811	—	198,339
Accrued expenses	(28,914)	159,783	234,873
Income taxes payable	(4,896)	—	23,937

Net cash provided by (used in) operating activities	149,259	(24,096)	(1,768,182)

Cash flows from investing activities
Purchase of property, plant and equipment	—	—	(29,660)
Acquisition of intangible assets	(5,229)	(2,276)	(633,006)
Loans made to related party	—	—	(10,000)
Repayments of loans to related party	—	—	10,000
Acquisition of subsidiary	—	—	(500,000)
Cash of discontinued operations	—	—	(19,999)
Cash of acquired subsidiaries	—	—	17,261

Net cash used in investing activities	(5,229)	(2,276)	(1,165,404)

Cash flows from financing activities
Increase (decrease) in line of credit	(1,153)	—	—
Proceeds from notes payable	—	—	1,064,500
Payment of notes payable	(2,007)	—	(82,507)
Proceeds from notes payable to related parties	—	184	284,181
Payments of notes payable to related parties	—	(41,050)	(247,669)
Proceeds from convertible debenture	—	—	500,000
Proceeds from issuance of common stock, net	—	70,300	1,613,500

Net cash (used in) provided by financing activities	(3,160)	29,434	3,132,005

Net increase in cash	140,870	3,062	190,365
Cash, beginning of period	49,495	50,521	—

Cash, end of period	$190,365	$53,583	$190,365

Supplementary disclosures
Interest paid	$1,052	$—	$27,137

Income taxes paid	$6,696	$—	$17,424

Non-cash financing and investing activities
Note payable paid through issuance of common stock	$—	$—	$1,000,000

Note payable paid through exercise of option	$—		$5,000

Investment in subsidiary	$—	$—	$796,732

Interest on note payable	$—	$—	$17,825

Forgiveness of interest on note payable	$—	$—	$(17,825)

Inter-company receivable released in sale of subsidiary	$—	$—	$22,021

Common stock acquired in sale of subsidiary	$—	$—	$(93,750)

8% debenture released in sale of subsidiary	$—	$—	$(500,000)

Note payable released in sale of subsidiary	$—	$—	$(64,500)

Accrued interest released in sale of subsidiary	$—	$—	$(28,867)

Common stock issued to settle accounts payable	$—	$70,383	$70,383

Recapitalization of accounts payable and accrued wages	$—	$—	$(1,028,366)

Line of credit converted into note payable	$49,752	$—	$49,752

See accompanying notes.

6

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Composite Solutions, Inc. (the “Company”), formerly JS Business Works, Inc., was incorporated in the state of Florida on October 20, 1997. The Company has two wholly owned subsidiaries: Composite Solutions, Inc., incorporated in the state of Nevada on December 8, 1998 and Trans-Science Corporation, incorporated in the state of California on September 15, 1980. A third wholly owned subsidiary, Penultimo, Inc. dba Anchor Reinforcements, incorporated in the state of California on January 13, 1992, was sold on March 31, 2001. The Company is also a general partner in CSI Construction Services, an inactive majority owned partnership. Composite Solutions, Inc. and subsidiaries were organized to develop, manufacture and market high technology products and processes in key areas of existing and new construction.

The Company is in the development stage and its efforts through December 31, 2003 have been principally devoted to raising additional capital and negotiating with potential key personnel and leasing facilities. There is no assurance that any benefit will result from such activities. The Company will continue to incur expenses and losses as it pursues its development efforts.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

Unaudited Financial Statements

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and according to regulatory requirements of Article 10 of Regulation S-X for form 10-QSB. Accordingly, the unaudited financial statements do not include all of the information and footnotes required by accounting principles generally accepted in the United States and should be read in conjunction with Form 10-KSB for the fiscal year ended September 30, 2003.

Intangible Assets

Other assets include intangibles such as licensed technology, computer software and goodwill. In June 2001, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 establishes new guidelines for accounting for goodwill and other intangible assets. The Company implemented the provisions of SFAS No. 142 on October 1, 2001. Since adoption, existing goodwill and

7

certain intangibles with indefinite useful lives are no longer amortized but instead are assessed for impairment at least annually. Other intangible assets are recorded at historical cost less amortization on the straight line method based on estimated useful lives. Periods of amortization are evaluated continually to determine whether later events and circumstances warrant revised estimated useful lives.

Impairment of Long-lived Assets

Long-lived assets and intangible assets subject to amortization are reviewed for impairment in accordance with SFAS No. 121, Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of. In accordance with SFAS No. 121, an impairment loss is recognized whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered, based upon an estimate of future cash flows. An impairment loss is then recognized whenever the carrying amount of the asset exceeds its fair value. After an impairment loss is recognized, the adjusted carrying amount of the asset becomes its new basis.

Revenue Recognition

Revenues derived from contracts are accounted for on the percentage-of-completion method of accounting. Revenue is recognized based on a ratio of the actual cost of work performed to a current estimate of the total cost to complete a respective contract.

Expected profits realized on contracts are based on the difference between estimates of total contract revenues and costs of completion. These estimates are reviewed and revised periodically throughout the contract term, and adjustments to profits resulting from such revisions are recorded in the accounting period in which the revisions are made. Profits are recognized as the contract phase of the work is completed. Losses on contracts are recorded in full as they are identified.

Revenues from the sale of materials are recognized when shipped and in the consolidated statements of operations for the period October 20, 1997 (inception) to December 31, 2003 are included in income from discontinued operations.

8

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the periods presented. Actual results may differ significantly from those estimates.

Stock Based Compensation

In accordance with the provisions of SFAS 123, the Company follows the intrinsic value based method of accounting as prescribed by APB 25, Accounting for Stock Issued to Employees, for its stock-based compensation.

Reclassifications

Certain prior period amounts have been reclassified to conform to the December 31, 2003 presentation. These changes had no impact on previously reported consolidated results of operations or stockholders’ equity.

NOTE 2 – NOTE PAYABLE

In November 2003 the Company converted their existing line of credit in the amount of $49,752 into an installment loan. The loan is payable in 24 monthly installments of $2,262 including interest (8.5% per annum).

NOTE 3 — COMMITMENTS

The Company and subsidiaries lease office space under a non-cancelable operating lease. At December 31, 2003, there are future minimum payments under the lease of $24,994, which are due through June 30, 2004.

Rental expense was $12,496 and $12,016 for the three months ended December 31, 2003 and 2002, respectively and was $311,484 for the period October 27, 1997 (inception) to December 31, 2003.

9

     NOTE 4 – EARNINGS PER SHARE

At December 31, 2003 and 2002 there were 0, 100,000 and 60,923 weighted average number of options to purchase shares of common stock not included in the calculation of diluted earnings per share for the three months then ended, and for the period October 20, 1997 (inception) to December 31, 2003, respectively. The options were not included in diluted earnings per share because they would have been antidilutive.

NOTE 5 — RELATED PARTY TRANSACTIONS

Related Party Payable, Consulting Fees, Materials, and Professional Fees

The Company has and expects to continue to have transactions, including advances and notes payable, with its officers, directors, stockholders, and their affiliates.

Notes Payable

On January 8, 2001, the Company entered into a promissory note with an officer in the amount of $159,439 and again with the same officer on April 20, 2001 and June 5, 2002 in the amount of $56,965 and $26,584, respectively. Terms required principal to be advanced in various amounts, accrue interest at 12%, and the principal and interest were to be paid nine months from the date of latest advance. As of December 31, 2003 and September 30, 2003, there was no principal balance outstanding, however there was accrued interest due in the amount of $0 and $26,053, respectively.

On April 23, 2001, the Company issued a promissory note payable to an employee in the amount of $41,945. The principal is to be advanced to the Company in various amounts. As of December 31, 2003 and September 30, 2003, there was a principal balance outstanding in the amount of $33,376 and accrued interest in the amount of $11,046 and $10,033, respectively. Principal and interest at 12% are past due, payable nine months from the date of the latest advance.

On January 17, 2002, the Company issued a promissory note payable to a stockholder in the amount of $10,000, plus interest at a rate of 10% per annum. The accrued interest shall be paid in the Company’s common stock each quarter. The note was originally due on January 17, 2003 and has been extended to January 17, 2005 under the same terms. As of December 31, 2003 and September 30, 2003, principal in the amount of $10,000 was outstanding. As of December 31, 2003 the Company has accrued a liability to issue 5,040 shares of common stock valued at $504.

On June 17, 2002, the Company issued a promissory note payable to a stockholder in the amount of $3,000, plus interest at a rate of 10% per annum. The note was due on July 17, 2002. As of December 31, 2003 and September 30, 2003, there was a principal balance outstanding in the amount of $3,000 and accrued interest in the amount of $470 and $395,

10

respectively. The note is past due.

Agreements

The Company has several consulting agreements with stockholders and officers for management, marketing and technical services which are applied between cost of goods sold and expenses as appropriate. Consulting fees for the three months ended December 31, 2003 and 2002 were $68,415 and $80,800, respectively. The balance payable at December 31, 2003 and September 30, 2003 was $91,195 and $69,118, respectively

NOTE 6 – CONCENTRATIONS OF CREDIT RISK

The Company maintains some of its cash in bank deposit accounts, which may be uninsured or exceed the federally insured limits. No losses have been experienced related to such accounts. The Company believes it places its cash with quality financial institutions and is not exposed to any significant concentrations of credit risk on cash.

For the three months ended December 31, 2003 and 2002, and for the period October 20, 1997 (inception) to December 31, 2003, one customer located in Korea accounted for approximately 100%, 0% and 48% of consolidated sales, respectively. At December 31, 2003, this customer accounted for substantially all of the Company’s accounts receivable.

NOTE 7 – GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s financial position and operating results raise substantial doubt about the Company’s ability to continue as a going concern, as reflected by losses of $5,033,970 accumulated from October 20, 1997 (inception) to December 31, 2003. In addition, the Company’s current liabilities exceed current assets by $737,005 at December 31, 2003. The ability of the Company to continue as a going concern is dependent upon commencing operations, developing sales and obtaining additional capital and financing. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is currently seeking additional capital to allow it to begin its planned operations. Management believes the Company’s sales and marketing efforts will partially reduce the impact of accumulated losses and the negative working capital. In addition, the Company continues its efforts to re-capitalize accounts payable into stockholders’ equity and negotiate reductions in other accounts payable. The Company’s management believes these efforts will substantially reduce current liabilities.

11

NOTE 8 — SUBSEQUENT EVENTS

In January 2004 the Company hired a new president and chief executive officer and issued 1,000,000 shares of common stock valued at $220,000 for compensation.

12

Item 2. Management’s Discussion and Analysis

General Overview

     Composite Solutions, Inc. (“CSI or the Company”) is a development stage company licensing and distributing composite materials technology, engineering services, and special applications for use in the civil engineering and civil construction markets. These composite materials consist of advanced fiber reinforced polymers (FRPs). Examples include ultra high-strength carbon or aramid fibers in a thermoset (e.g., epoxy) matrix. When used in concert with traditional building material systems, these provide superior structural performance with a minimization of cost. The Company’s new technology material/composite systems fall into the following main categories: 1) Composite Overlays for structural retrofits; 2) the Carbon Shell System (CSS) for new construction and infrastructure renewal; and 3) Specialty Systems for ballistic and blast protection.

     The effectiveness and integrity of the Company’s composite overlay technologies and the CSS has been extensively validated by full-scale laboratory tests at The Charles Lee Powell Structural Research Laboratories (“Powell Laboratories”) located at The University of California, San Diego (“UCSD”). These tests included both reinforced and un-reinforced wall specimens that ranged from single-story walls to a full-scale five-story building as well as columns ranging from single columns to full-scale bridge bents. The Powell Laboratories are one of the few such facilities in the world with the capability to execute full-scale tests and have performed extensive tests relating to the retrofit, and upgrading of structural elements such as walls, columns and floor slabs. For blast retrofits, the composite overlay technology has been validated in U.S. Government field tests. These tests range from structural components to a full-scale building.

Business Areas

     The Company is marketing its new material systems and technologies in four primary areas. These are: 1) Force Protection/Homeland Security; 2) Seismic Retrofits and Structural Upgrades; 3) Infrastructure Renewal; and 4) New Construction. In each area the CSI product lines include design services, FRP material systems, data bases, design methodologies, and design software for civil structures such as buildings, bridges, roadways, and pipelines.

Critical Accounting Policies and Estimates

These are as described in our Annual Report, Form 10-KSB.

13

Results of Operations

In the following paragraphs we discuss the results of operations for the first quarter (ending December 31, 2003) of the Company’s current fiscal year relative to the first quarter of the previous fiscal year. We also show the results for the Company from its inception,

Revenue- The current quarter contract revenue of $687,170 is more than ten times greater than the revenue for the comparable quarter (Q1, 2003) last year. Adding perspective, we note that the current quarter revenue is substantially greater than the annual revenue reported in Form 10-KSB for the Company’s fiscal years 2003 and 2002 ($426,021 and $227,439, respectively). This reflects a large sale of the Company’s Retroshield™ system under terms of an exclusive license agreement with Composite Solutions, Korea (CSK). CSK installed Retroshield to strengthen the Cheonggye Expressway in central Seoul as part of a large project to restore the Cheonggyecheon River to a natural river environment.

Cost of Sales — The cost of sales for the current period is dominated by “Materials” reflecting the fact that most of the CSK revenue is obtained from sales of composite overlay material systems to CSK who markets and executes projects in Korea with technical advice from the Company.

Gross Profit -The gross profit for the current period is $148,936, or 22% of contract revenue. The relatively low percent (compared to 57% on much smaller revenue in the comparable quarter last year) reflects the large fraction of material sales in the contract revenue.

Net Income — The net income for the current quarter was $75,588, compared to a loss of $214,092 in the comparable period last year. This reflects the improved gross profit.

Shareholders’ Equity

For the current quarter, the Company had current assets of $468,719 and current liabilities of $1,205,724, for a difference of $737,005, compared to a comparable difference of $843,795 at the end of the Company’s fiscal year 2003. This is reflected in the shareholders’ equity which is $89,153 at the end of the current quarter compared to $13,565 at the end of the Company’s fiscal year 2003.

Liquidity and Capital Resources

For the current period the net cash provided by operating activities was $149,258 compared to a negative $24,096 for the comparable period last year. This total increase of $173,354 reflects the large increase in revenue.

Although the Company’s revenues and other business indicators have significantly improved during the current quarter, the Company has been operating with insufficient capital. As a consequence, the difference between current assets and current liabilities ($737,005) remains several times larger than the net cash provided by operating activities. To remedy this situation, the Company is considering sale of common stock to generate additional capital. Additional

14

outside investment will also provide the capital needed for marketing and other activities needed for increased revenue growth.

Related Party Debt Obligations

The following payment obligations are due to related parties. These amounts are included in current liabilities.

Relation

Employee and director payable
Jang Lee	Employee	27,440
Gilbert Hegemier	Officer	51,553
Other	Employee	1,599

Total		80,592

Related party payable
Blanchard Krasner & French	Stockholder	9,611
Smaha & Daley	Stockholder	20,987
UC Regents	Stockholder	90,481
Composite Designs	Stockholder	147,331
Other	Stockholder	15,606

Total		284,016

Accrued expenses & related party notes payable
Accrued wages	Employee/Stockholder	138,510
Loan P&I	Employee/Stockholder	44,422
Loan P&I	Stockholder	10,504
Other	Stockholder	6,824

Total		200,260

A payment arrangement has been made with Blanchard, Krasner & French as follows: 50% of balance payable in January 2004 followed by 3 equal payments each month thereafter. The other creditors have deferred payment without specific terms.

Management Team

As reported under Results of Operation, the Company has a growing business base. To lead continued growth and reach sustained profitability, the Company has hired Dr. Thomas Bache to serve as President and CEO. Dr. Bache is an experienced manager (most recently Senior Vice President and Group Manager at SAIC, a $6.5B/year corporation) with a strong foundation in composite materials technology (he completed his PhD at UCSD with a thesis on the dynamic response of composite materials).

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking” statements. The Company is including this statement for the express purpose of availing itself of protections of the safe harbor provided by the Private Securities Litigation Act of 1995 with respect to all such forward-looking statements. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans objectives of the Company or its management or Board of Directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about the Company and its business

15

relating to the future; and (e) any statements using the words “expects,” “intends,” “anticipates,” “may,” “plans,” “projects” and “estimates,” and analogous or similar expressions.

The Company’s ability to predict projected results or the effect of certain events on the Company’s operating results is inherently uncertain. Therefore, the Company wishes to caution each reader of this report to carefully consider the following factors, any or all of which have in the past and could in the future affect the ability of the Company to achieve its anticipated results and could cause actual results to differ materially than those discussed herein: (1) ability to attract and retain customers to purchase its products and services, (2) ability to commercialize and market products (3) results of research and development, (4) technological advances by third parties and competition, (5) future capital needs of the Company, (6) history of operating losses, (7) dependence upon key personnel, and (8) general economic and business conditions. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward—looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Risks

Need for Additional Capital - The Company’s future is subject to substantial risks and uncertainties. In the current quarter the Company achieved a net profit on operations for the first time in its history with a single quarter’s revenue that is 48% of the total revenue during its entire 6+ years of operation. There is no assurance of continuing this level of performance. The Company had a net loss of $5,033,970 for the period October 20, 1997 (Inception) to December 31, 2003. Current liabilities exceed current assets by $737,005. Profitability from operations is unlikely to generate adequate capital for the increased investment in marketing, management, and technical staff that is required for future growth. Additional capital is needed to support operations, and there can be no assurance that such capital will become available.

Limited Public Market for Common Stock - There currently is a very limited public market for the Company’s common stock and no assurance can be given that a large public market will develop in the future. The Company’s common stock may be thinly traded, if at all, even if the Company achieves full operation and has significant revenues.

Our shares of common stock should be considered speculative. Prospective investors should consider carefully all risk factors.

Future Sales of Common Stock by Our Existing Shareholders Could Reduce the Price of Our Common Stock - The market price of our common stock could decline as a result of sales by our existing shareholders of shares of common stock in the market. Likewise, the perception that these sales could occur may result in the decline of the market price of our common stock. These sales also might make it more difficult for us to sell equity securities in the future.

The Loss of Our Key Technical Individuals Would Have an Adverse Impact on Future Development and Could Impair Our Ability to Succeed - Our performance is substantially dependent on the technical expertise of Gilbert A. Hegemier, Ph.D. and our ability to hire and

16

retain personnel with similar technical expertise. The loss of any of Gilbert A. Hegemier, Ph.D.’s services could have a materially adverse effect on our business, development, financial condition, and operating results. We do not maintain “key person” life insurance on any of our directors or senior executive officers and we do not have life insurance on Gilbert A. Hegemier, Ph.D.

We Do Not Expect to Declare or Pay Any Dividends - We have not declared or paid any dividends on our common stock since our inception, and we do not anticipate paying any such dividends for the foreseeable future.

Because of Our Limited Operating History, It Is Difficult to Predict Our Future Revenues — As a result of our limited operating history and uncertainty about the pace of acceptance of the new technology we seek to introduce into the market, we are unable to accurately forecast our revenues. Our current and future expense levels are based largely on our plan of operation. Revenues and operating results generally depend on our ability to develop a base of customers and businesses. We may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in estimated revenues in relation to our planned expenditures would have an immediate adverse effect on our business, prospects, financial condition and results of operations.

Our Future Revenues are Dependent on the Acceptance of the Products and Services that We Offer - Our future revenues and our ability to generate profits in the future are substantially dependent upon the widespread acceptance and use of our composite materials technology. There can be no assurance that our composite materials technology will become widely accepted or that a sufficiently broad base of new construction or infrastructure renewal will use our composite materials technology.

We Will Have to Expend Substantial Funds on Management and Marketing in the Future - We have not incurred significant advertising, sales, and marketing expenses to date. We have been operating without full-time dedicated management since 2001. To increase market penetration of our composite materials technology, we expect to spend significantly more on focused marketing in the future. If our marketing strategy is unsuccessful, we may not be able to recover these expenses or even generate any revenues. We will be required to develop a marketing and sales campaign that will effectively demonstrate the advantages of our, services and products. To date, our experience with respect to marketing our products and services is very limited. We may also elect to enter into agreements or relationships with third parties regarding the promotion or marketing of our composite materials technology. There can be no assurance that we will be able to establish adequate sales and marketing capabilities, that we will be able to enter into marketing agreements or relationships with third parties on financially acceptable terms, or that any third parties with whom we enter into such arrangements will be successful in marketing and promoting our composite materials technology, or other products and services offered by us.

17

Part II

Item 1. Legal Proceedings

     Neither the Company nor its subsidiary is the subject of any pending legal proceeding.

Item 6. Exhibits and Reports on Form 8-K

(a)	Exhibits

Exhibit
Number	Description
3.1	Articles of Incorporation of the Company, as amended(1)

3.2	Bylaws of the Company, as amended(1)

10.1	License Agreement with UCSD (Case No. SD96-040)(2)

10.2	Share Exchange Agreement(3)

10.3	Share Exchange Agreement with and Acquisition of TSC(4)

31	Sarbanes-Oxley Section 302 Certification

32	Sarbanes-Oxley Section 906 Certification

(1)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Registration Statement on Form 10SB12G/A, Commission File No. 000-24551, filed on October 20, 1998.

(2)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Annual Report on Form 10-KSB, Commission File No. 000-24551, filed on January 13, 2000.

(3)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Current Report on Form 8-K, Commission File No. 000-24551, filed on July 14, 2000 and August 31, 2000.

(4)	Incorporated by reference to the referenced documents related to the Acquisition of TSC and filed on Form 8-K, Commission File No. 000-24551, on June 26, 2000 and July 25, 2000.

(b). Reports on Form 8-K.

     None.

Signatures

          In accordance with Section 13 or 15(d) of the Securities Exchange Act the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 11, 2004

Composite Solutions, Inc.
By:	/s/ Thomas C. Bache
Thomas C. Bache, President & CEO

     Pursuant to the requirements of the Securities Exchange Act, of 1934 this report has been signed below by the following person on behalf of the Company and in the capacity and on the date indicated.

Signature	Capacity	Date
/s/ Thomas C. Bache Thomas C. Bache	President and CEO	February 11, 2004

18

EXHIBIT D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-KSB

☒ ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended September 30, 2003

or

☐ TRANSITIONAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required)

Commission File No. 000-24551

Composite Solutions, Inc.

(Name of Small Business Issuer in its Charter)

Florida	65-0790758
State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number

3252 Holiday Court, Suite 206 La Jolla, CA	92037
Address of principal executive office	Zip Code

Issuer’s telephone number: (858) 459-4843

SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT

Common Stock, $0.0001 Par Value
(Title of Class)

Check whether the issuer has (i) filed all reports required by Section 13 or 15(d) of the Exchange Act during the past 12 months, and (ii) been subject to such filing requirements for the past ninety (90) days. Yes ☒ No ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of regulation S-B not contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of the Form 10-KSB or any amendment to this Form 10-KSB. ☐

The Company’s revenues for the fiscal year ended September 30, 2003 were $426,021.

As of September 30, 2003, 21,670,555 shares of Common Stock were outstanding and the aggregate market value of the Common Stock (based on the latest sale price on the Nasdaq OTC Bulletin Board on September 30, 2002) held by non-affiliates (18,086,313 shares) was $3,074,673.

Transitional Small Business Disclosure Format (check one): Yes ☐ No ☒

Part I

Item 1. Description of Business

General Overview

     Composite Solutions, Inc. (CSI) is a development stage company licensing and distributing proprietary composite materials technology, engineering services, and special applications for use in the civil engineering and civil construction markets. CSI’s technology represents a revolutionary breakthrough for the construction industry. This technology uses the same type of composite materials found in the B-2 Bomber and other lightweight, high-strength/performance military hardware. These composite materials consist of advanced fiber reinforced polymers (FRPs). Examples include ultra high-strength carbon or aramid fibers in a thermoset (e.g., epoxy) matrix. Such fibers are 10-15 times stronger than construction steel and 5 times lighter. When used in concert with traditional building material systems, this marriage of new and conventional systems leads to a dramatic enhancement of the latter, and to superior structural performance with a minimization of cost.

     CSI’s new technology material/composite systems fall into the following main categories: 1) Composite Overlays for structural retrofits and 2) the Carbon Shell System (CSS) for new construction and infrastructure renewal; and 3) Specialty Systems for force protection.

     The Composite Overlay is a “structural skin” which may be continuous or segmented. The former is created by saturating fabric woven out of carbon, aramid (e.g., kevlar) or other aerospace-quality fiber with an epoxy-type resin. The latter takes the form of pre-manufactured FRP strips. The specific composition and application of these overlays is engineered by CSI to specific strength, stiffness, and ductility specifications based on the characteristics of the subject structure and use loads. The specified composite solution is then bonded (“wallpapered”) to a structural surface to provide significantly increased ductility and/or strength. The overlay technique has been found to be extremely effective for seismic retrofits, structural upgrades, structural repairs, and blast hardening. Typically only a few layers of a 1mm overlay are needed for such applications.

     The CSS is a lightweight, high-strength plant-manufactured advanced carbon fiber-reinforced polymer (CFRP) shell (tube) of circular or non-circular cross-section. In new construction of buildings, bridges and other structures, the shell is typically filled with concrete; in this application it serves both as a stay-in-place form and reinforcement. As a result, this system substantially reduces the need for reinforcing steel and the use of heavy lifting equipment, which constitutes a significant part of system building costs. The CSS can be used for structural elements such as columns, beams and girders for buildings and bridges and for pilings for harbors and docks.

     In new construction of infrastructure systems, the CSS can be used for oil, gas, and water pipelines. Advantages over conventional material in such applications include durability (no corrosion) and thermal stability (no thermal expansion). For infrastructure renewal, the CSS is employed as a structural liner for pipelines that have deteriorated due to age or environmental conditions. An example application is the repair of large diameter (2-4m), pre-stressed concrete cylindrical pipes (PCCPs) that carry high pressure, high flow water from its source to urban areas.

     The Specialty Systems include FRP-based ballistic panels and other technologies for force protection.

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     The effectiveness and integrity of the Company’s composite overlay technologies and the CSS has been extensively validated by full-scale laboratory tests at The Charles Lee Powell Structural Research Laboratories (“Powell Laboratories”) located at The University of California, San Diego (“UCSD”). These tests included both reinforced and un-reinforced wall specimens that ranged from single-story walls to a full-scale five-story building as well as columns ranging from single columns to full-scale bridge bents. The Powell Laboratories are one of the few such facilities in the world with the capability to execute full-scale tests and have performed extensive tests relating to the retrofit, and upgrading of structural elements such as walls, columns and floor slabs.

     For blast retrofits, the composite overlay technology has been validated in U.S. Government field tests. These tests range from structural components to a full-scale building.

Business Areas

     CSI is marketing its new material systems and technologies in four primary areas. These are: 1) Force Protection/Homeland Security; 2) Seismic Retrofits and Structural Upgrades; 3) Infrastructure Renewal; and 4) New Construction.

     The CSI technologies and product lines for the Force Protection/Homeland Security area include: 1) Carbon Fiber Reinforced Polymer (CFRP) and Aramid Fiber Reinforced Polymer (AFRP)- based blast retrofit methodologies, material systems, and data for civil, marine and aircraft structures; 2) CFRP-based Carbon Shell System (CSS) for blast hardening of new structures; 3) Window Catcher Systems for occupant protection against blast generated glass fragments; and 4) AFRP- based Composite Ballistic Systems for the mitigation of projectiles from firearms and debris from blast loads.

     The CSI technologies and product lines for the Seismic Retrofits and Structural Upgrades include CFRP material systems, data bases, design methodologies, and design software for civil structures such as buildings and bridges.

     CSI’s efforts in the area of Infrastructure Renewal are currently focused on the rehabilitation of water transmission lines in the form of large diameter pre-stressed concrete cylindrical pipes (PCCPs). The technologies and product lines here include CFRP- based structural liner designs and material systems, cost metrics and installation methodologies. The associated product lines include design methodologies, data bases, and distribution of CFRP forms.

     CSI’s products for the area of New Construction include the distribution of CFRP stay-in-place structural forms, design methodologies for the use of such forms, and data bases on performance.

Marketing and Sales

     CSI has commenced operations in all four areas during 2002/2003. A summary of events follows:

Structural Upgrades/Infrastructure Renewal — The Company completed a design/build project in Seoul, Korea in May, 2003. For this effort, which concerned a structural upgrade of a parking structure, CSI provided design/engineering services, CFRP material systems, application training, and quality control.

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     The Company completed a CFRP material sales contract to a customer in Seoul, Korea in September 2003.

     The Company signed a CFRP material sales contract with a customer in Seoul, Korea subsequent to the current reporting period. This project, which was initiated in November 2003 and was completed on January 6, 2004, involves a large (12.5 miles) order of CFRP strips plus epoxy adhesives, to be used in the structural renewal/upgrade of a bridge viaduct in Seoul. The project includes testing of the material system for the application environment and conditions. The significant revenues from this effort will appear in the next Quarterly Report.

     The Company continues to provide testing as part of an agreement with a large market international general contractor. We anticipate moving forward with additional business derived from this relationship once testing has been completed.

Force Protection/Homeland Security – A teaming agreement has been executed with a large defense contractor to utilize the Company’s services in the areas of vulnerability assessment, threat reduction and the use of FRP composite technologies for blast and ballistic remediation in an anti-terrorism/force protection environment. On June 5, 2003 an exclusive contract with said defense contractor was signed for these services. Commencement of work is awaiting Task Orders from a certain US government agency.

Seismic Retrofits – A Teaming Agreement was executed on June 30, 2003 with a large market national general contractor. This Agreement is focused on developing a synergistic relationship using the Company’s FRP composite design and engineering capabilities and market presence to pursue opportunities in the hospital, commercial, and military/federal marketplace.

     A contract has been signed with a national health care group for the seismic retrofit of a hospital in California via the application of FRP composite overlays. Work on this project has commenced and is currently in the design/engineering/validation testing phase.

     A seismic retrofit was completed in 2003 on a residence (Ambassador Richard Sklar) in northern California. This project was design/build and included design, engineering, material system, and application.

     A seismic retrofit is underway on a church in southern California. This is a historic structure; CSI’s FRP composite technology will preserve the original architecture. This project is currently in the design/engineering phase.

     On August 4, 2003 CSI signed a contract (design/build) for the seismic retrofit of a commercial building in San Diego, California. This project included engineering services, CFRP material systems, and applications. Completion of this effort was subsequent (January, 2004) to the current reporting period.

New Construction – New opportunities are being developed, on an international basis, with respect to the utilization of the Carbon Shell System (CSS) for building and transportation systems. In connection with this effort, a FRP composite bridge in Seoul, Korea is under consideration by a Korean customer. Under this effort, CSI would provide design/engineering services, material and component systems, construction training and supervision, and quality control.

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Item 2. Description of Property

     The Company offices are located at 3252 Holiday Court, Suite 206, La Jolla, CA 92037. The leased office space of approximately 1572 sq. ft. is within walking distance to UCSD. The lease obligation is for three years with monthly payments of approximately $4,165, subject to periodic adjustments for inflation.

Item 3. Legal Proceedings

     Neither the Company nor its subsidiary is the subject of any material pending legal proceeding.

Item 4. Submission of Matters to a Vote of Security Holders

     None.

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Part II

Item 5. Market for Company’s Common Equity and Related Stockholders Matters

     The shares of the Company’s Common Stock are traded on the OTC Bulletin Board (Symbol “KIPS”). The following table sets forth, for the periods indicated, the high and low closing bid prices for the Company’s Common Stock, as reported by the National Quotation Bureau, for the quarters presented. Bid prices represent inter-dealer quotations without adjustments for markups, markdowns, and commissions.

     Quarterly Common Stock Price Range (High Low)

Fiscal year ended September 30, 2002:
1st Quarter	$0.18	$0.15
2nd Quarter	$0.39	$0.27
3rd Quarter	$0.20	$0.11
4th Quarter	$0.12	$0.09
Fiscal year ended September 30, 2003:
1st Quarter	$0.23	$0.14
2nd Quarter	$0.22	$0.10
3rd Quarter	$0.16	$0.07
4th Quarter	$0.24	$0.08

     As of September 30, 2003, there were 21,670,555 shares of Common Stock outstanding, and there were approximately 96 shareholders of the Company’s Common Stock.

     The Company has not paid any dividends since its inception and has no current plans to pay dividends on the Common Stock in the foreseeable future. The Company intends to reinvest future earnings in the development and expansion of its business. Any future determination to pay dividends will depend upon the Company’s results of operations, financial condition and capital requirements and such other factors deemed relevant by the Company’s Board of Directors.

Item 6. Management’s Discussion and Analysis

Critical Accounting Policies and Estimates

We describe our significant accounting policies in the notes to our financial statements included in our Annual Report on Form 10-KSB. However, in response to the SEC’s Release No. FR-60, “Cautionary Advice Regarding Disclosure About Critical Accounting Policy,” issued December 12, 2001, we have identified the policies we believe are most critical to an understanding of our financial statements. The most critical accounting policies are related to the following areas: revenue recognition, accounting for equity securities issued in exchange for services and in settlement of liabilities, intangible assets, and impairment of long-lived assets. Since application of these accounting policies involves the exercise of judgment and use of estimates, actual results could differ from those estimates. There have been no material changes in our critical accounting policies that impacted our financial condition or results of operations for 2002.

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Revenue Recognition — Revenue from the sale of product is recognized when materials are shipped from stock. Revenues derived from contracts are accounted for on the percentage-of-completion method of accounting.

Revenue is recognized based on a ratio of the actual cost of work performed to a current estimate of the total cost to complete a respective contract.

Expected profits realized on contracts are based on the difference between estimates of total contract revenues and costs of completion. These estimates are reviewed and revised periodically throughout the contract term, and adjustments to profits resulting from such revisions are recorded in the accounting period in which the revisions are made. Profits are recognized as the contract phase of the work is completed. Losses on contracts are recorded in full as they are identified.

Accounting for Equity Securities Issued in Exchange for Services and In Settlement of Liabilities - The Company measures the value of transactions in which equity instruments are issued for services or in settlement of liabilities at the fair value of the common stock issued in accordance with SFAS No. 123. The fair value is measured at the date service is complete (EITF 96-18).

In the case of settlement of liabilities, the fair value is measured at the date the settlement agreement is reached, which approximates the date the equity instrument is issued. Differences between liabilities, as originally recorded and the fair value of equity instruments issued in settlement of liabilities are recorded as an adjustment to expenses.

Intangible Assets - Other assets include intangibles such as licensed technology, computer software and goodwill. In June 2001, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 establishes new guidelines for accounting for goodwill and other intangible assets. The Company implemented the provisions of SFAS No. 142 on October 1, 2001. Since adoption, existing goodwill and certain intangibles with indefinite useful lives are no longer amortized but instead are assessed for impairment at least annually. Other intangible assets are recorded at historical cost less amortization on the straight line method based on estimated useful lives. Periods of amortization are evaluated continually to determine whether later events and circumstances warrant revised estimated useful lives.

Impairment of Long-Lived Assets - Long-lived assets and intangible assets subject to amortization are reviewed for impairment in accordance with SFAS No. 121, Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of. In accordance with SFAS No. 121, an impairment loss is recognized whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered, based upon an estimate of future cash flows. An impairment loss is then recognized whenever the carrying amount of the asset exceeds its fair value. After an impairment loss is recognized, the adjusted carrying amount of the asset becomes its new basis.

Results of Operations

The following is a discussion of the financial condition and results of operations for the year ended September 30, 2003 and 2002. This discussion should be read in conjunction with our consolidated financial statements and the notes related thereto.

Revenue- For the fiscal year ended September 30, 2003 the Company recorded revenues of $426,021, compared to revenues of $227,439 during the fiscal year ended September 30, 2002. This increase

7

reflects the initiation of sales operations in two of our primary four market areas during the reporting fiscal year: 1) Seismic Retrofit/Structural Upgrades and 2) Infrastructure Renewal. This trend is expected to increase significantly during the new fiscal year.

Cost of Sales — The cost of sales for the fiscal year ended September 30, 2003 was $383,186; as compared to cost of sales of $339,228 for the fiscal year ended September 30, 2002.

Gross Profit: -The gross profit for the fiscal year ended September 30, 2003 was $42,835: as compared to a loss of ($111,789) for the fiscal year ended September 30, 2002. This is due to the increase in contract revenue and an improved profit margin.

Net Loss — For the fiscal year ended September 30, 2003, the Company recorded a net operating loss of $897,736 ($0.04 per share) from continuing operations, compared to a net loss of $1,166,742 ($0.07 per share) during the fiscal year ended September 30, 2002. It is noted that a significant portion of the accounts payable and accrued wages that contributed to this loss were “eliminated” via re-capitalization (see financial statements and “reduction of liabilities” below).

Reduction of Liabilities and Re-capitalization

A reduction in the Company’s liabilities occurred during the fiscal year ended September 30, 2003. This debt reduction was accomplished by re-capitalizing the Company with consultant and director accounts payable and employee accrued wages in the amount of $1,028,366. This action reduced the total liabilities from $1,592,590 as of the fiscal year ended September 30, 2002 to $900,538 as of the fiscal year ended September 30, 2003. Additional re-capitalization of accounts payable is under negotiation, which may or may not occur in the future. These will consist of further re-capitalization of accounts payable and accrued wages. In addition, negotiations with creditors are anticipated to result in the conversion of certain payables to equity.

As a result of the aforementioned reduction of liabilities, the total shareholders equity increased to $13,565 at September 30, 2003; this compared to a deficit of $639,669 at September 30, 2002.

Liquidity and Capital Resources

The Company had total assets of $914,103 as of September 30, 2003, including intangible assets of $427,684, and goodwill of $418,956, as compared to the total assets of $952,921, including intangible assets of $469,554 and goodwill of $418,956 as of September 30, 2002.

Although the Company’s revenues have significantly increased during the fiscal year ending September 30, 2003 (see “Results of Operation” above), the Company has been operating with insufficient capital. As a consequence, it has not met all of its financial obligations. In an effort to remedy this situation, the Company has sold its common stock to generate additional capital.

The Company’s cash position is anticipated to improve significantly as billings on new contracts (see “Marketing and Sales” above) are executed. Nevertheless, the Company is pursuing outside investment to augment increased revenue generation and the furtherance of key strategic relationships and teaming arrangements in the construction and military/federal markets.

8

Related Party Debt Obligations

The following payment obligations are due to related parties. These amounts are included in accounts payable as well as other current liabilities.

2003	Relation
Blanchard, Krasner & French	Stockholder	9,305
Gilbert Hegemier	Officer	53,750
Smaha & Daley	Stockholder	23,375
UC Regents-UCSD	Stockholder	85,253

	Total Accounts Payable	171,683
Accrued Wages	Employee/Stockholders	141,730
Loan Interest — Officer	Officer	26,053
Loan P&I	Employee/Stockholder	43,409
Loan P&I	Stockholder	10,252

	Total Current Liabilities	221,444

The accounts payable and current liabilities above are past due, however, these creditors have deferred payment without specific terms.

Management Team

Our management team will be greatly enhanced by the addition of a new President and CEO. This individual who will join CSI in January, is a highly experienced Senior Vice President at a large defense contracting firm. Details will be provided in the next quarterly report.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking” statements. The Company is including this statement for the express purpose of availing itself of protections of the safe harbor provided by the Private Securities Litigation Act of 1995 with respect to all such forward-looking statements. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans objectives of the Company or its management or Board of Directors; (c) statements of future economic performance; (d) statements of assumptions underlying other statements and statements about the Company and its business relating to the future; and (e) any statements using the words “expects,” “intends,” “anticipates,” “may,” “plans,” “projects” and “estimates,” and analogous or similar expressions.

9

The Company’s ability to predict projected results or the effect of certain events on the Company’s operating results is inherently uncertain. Therefore, the Company wishes to caution each reader of this report to carefully consider the following factors, any or all of which have in the past and could in the future affect the ability of the Company to achieve its anticipated results and could cause actual results to differ materially than those discussed herein: (1) ability to attract and retain customers to purchase its products and services, (2) ability to commercialize and market products (3) results of research and development, (4) technological advances by third parties and competition, (5) future capital needs of the Company, (6) history of operating losses, (7) dependence upon key personnel, and (8) general economic and business conditions. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward—looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Risks

Need for Additional Capital - The Company’s future is subject to substantial risks and uncertainties. The Company has operated at a loss for its entire history and there can be no assurance of ever achieving profitability. The Company had a net loss of $5,109,558 for the period October 20, 1997 (Inception) to September 30, 2003. Current liabilities exceed current assets by $843,795. Our future capital requirements will depend our ability to successfully market our composite materials technology. Our recurring operating losses and growing working capital needs will require additional capital to support operations and there can be no assurance that working capital will become available, if at all.

The occurrence of any of the aforementioned events could adversely affect our ability to meet our business plans.

Limited Public Market for Common Stock - There currently is a very limited public market for the Company’s common stock and no assurance can be given that a large public market will develop in the future. The Company’s common stock may be thinly traded, if at all, even if the Company achieves full operation and has significant revenues.

Our shares of common stock should be considered speculative. Prospective investors should consider carefully all risk factors.

Future Sales of Common Stock by Our Existing Shareholders Could Reduce the Price of Our Common Stock - The market price of our common stock could decline as a result of sales by our existing shareholders of shares of common stock in the market. Likewise, the perception that these sales could occur may result in the decline of the market price of our common stock. These sales also might make it more difficult for us to sell equity securities in the future.

Unless We Can Establish Significant Sales of Our Current Products, Our Potential Revenues May Be Significantly Reduced - We expect the licensing and distribution of our composite materials technology, and related engineering services will account for a majority, if not all, of our future revenue. Continued and expanded market acceptance of composite overlays and carbon fiber-reinforced polymer shells in construction of infrastructure systems and infrastructure renewal is, therefore, critical to our future success and to our ability to generate revenues. Failure to achieve market acceptance of our composite materials technology would significantly harm our business. Our future financial performance will depend in significant part on the continued market acceptance of our composite materials technology, and on the development, introduction and market acceptance of any future products. There can be no assurance that we will be successful in marketing our composite materials technology or any future products and any failure to do so would significantly harm our business.

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The Loss of Our Key Technical Individuals Would Have an Adverse Impact on Future Development and Could Impair Our Ability to Succeed - Our performance is substantially dependent on the technical expertise of Gilbert A. Hegemier, Ph.D. and our ability to hire and retain personnel with similar technical expertise. The loss of any of Gilbert A. Hegemier, Ph.D. could have a materially adverse effect on our business, development, financial condition, and operating results. We do not maintain “key person” life insurance on any of our directors or senior executive officers and we do not have life insurance on Gilbert A. Hegemier, Ph.D.

We Do Not Expect to Declare or Pay Any Dividends - We have not declared or paid any dividends on our common stock since our inception, and we do not anticipate paying any such dividends for the foreseeable future.

Because of Our Limited Operating History, It Is Difficult to Predict Our Future Revenues — As a result of our limited operating history and the new technology, which we seek to introduce into the markets in which we compete, we are unable to accurately forecast our revenues. Our current and future expense levels are based largely on our plan of operation. Revenues and operating results generally depend on our ability to develop a base of customers and businesses. We may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in estimated revenues in relation to our planned expenditures would have an immediate adverse effect on our business, prospects, financial condition and results of operations.

We Expect to Experience Significant Fluctuations in Our Future Annual Operating Results — Factors that may adversely affect our annual operating results include but are not limited to:

•	our ability to obtain market acceptance of our composite materials technology;

•	our ability to attract and retain customers and maintain customer satisfaction;

•	our ability to attract new personnel in a timely and effective manner;

•	the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations and infrastructure;

•	governmental regulation;

•	general economic conditions.

We Will Have to Expend Substantial Funds on Advertising, Sales and Marketing in the Future - We have not incurred significant advertising, sales and marketing expenses to date. To increase awareness for our composite materials technology, we expect to spend significantly more on advertising, sales and marketing in the future. If our marketing strategy is unsuccessful, we may not be able to recover these expenses or even generate any revenues. We will be required to develop a marketing and sales campaign that will effectively demonstrate the advantages of our, services and products. To date, our experience with respect to marketing our products and services is very limited. We may also elect to enter into agreements or relationships with third parties regarding the promotion or marketing of our composite materials technology. There can be no assurance that we will be able to establish adequate sales and marketing capabilities, that we will be able to enter into marketing agreements or relationships with third parties on financially acceptable terms, or that any third parties with whom we enter into such arrangements will be successful in marketing and promoting our composite materials technology, or other products and services offered by us.

Our Future Revenues are Dependent on the Acceptance of the Products and Services that We Offer - Our future revenues and our ability to generate profits in the future are substantially dependent upon the widespread acceptance and use of our composite materials technology. There can be no assurance that our composite materials technology will become widely accepted or that a sufficiently broad base of new construction or infrastructure renewal will use our composite materials technology.

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There May Be the Possibility of Volatile Share Prices - The trading price of our common shares may be subject to wide fluctuations. Trading prices of the common shares may fluctuate in response to a number of factors, many of which are beyond our control. In addition, the stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of such companies. Broad market and industry factors may adversely affect the market price of the common shares, regardless of our operating performance.

Item 7. Financial Statements

     See the Consolidated Financial Statements and related Report of Independent Certified Public Accountants included herewith as pages F-1 through F-29.

Item 8. Change in and Disagreement with Accountants on Accounting and Financial Disclosure

     None

Part III

Item 9. Directors, Executive Officers, Promoters and Control Persons

     The Directors and Executive Officers of the Company during the fiscal year ended September 30, 2003 were as follows:

     Dr. Gilbert A. Hegemier, Chairman of the Board of Directors since June 1999.

     Gilbert A. Hegemier, Ph.D. Dr. Hegemier is one of the developers of the composite overlay technology and has served as the Company’s Chairman since June 1999. Dr. Hegemier also served as President of CSI Nevada from December 1998 through June 1999. Dr. Hegemier has served as a professor at the University of California, San Diego since 1968, where he currently serves as a Professor of Structural Engineering and also serves as Co-Director of The Powell Structural Systems Laboratory. Since 1980, Dr. Hegemier has also served as President and CEO of Trans-Science Corporation where he directed research and development work in shock wave simulation programs and advanced material models for the Department of Defense in a wide range of technical areas.

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Item 10. Executive Compensation

     The following table sets forth information concerning compensation of the former Chief Executive Officers of the Company and other Directors and Executive Officers who received total annual compensation in excess of $100,000 for the fiscal years ended September 30, 2003, 2002 and 2001: Please refer to the Management Discussion regarding the re-capitalization of consulting fees that were due to Dr. Gilbert Hegemier.

		Fiscal	Salary	Consulting Fee
Name	Position	Year	($)	($)
Dr. Gilbert A Hegemier	Chairman & Consultant	2003		53,750(accrued)
		2003		198,000(re-cap)
		2002		296,413(re-cap)
		2001		199,000(re-cap)
Dr. Michael Perlman	Former CEO, President, Director	2001		30,000(accrued)
	& Consultant
Mark Olson	Former COO, President, Director	2001		34,800
	& Consultant

Item 11. Security Ownership of Certain Beneficial Owners and Management

     Currently, Dr. Gilbert A. Hegemier is the sole Director of the Company. He holds 3,584,242 shares of the Company’s Common Stock, which represents approximately 16% beneficial ownership of the Company.

Item 12. Certain Relationships and Related Transactions

Transactions with Dr. Gilbert A. Hegemier and Affiliates

     Dr. Hegemier is a full-time professor and staff member with the University of California, San Diego, Department of Engineering, as well as Co-Director of The Powell Structural Systems Laboratory, which is the University’s testing laboratory for materials and technologies similar to the Company’s products. In that position, he is responsible to the University and all entities dealing with it to be open, fair and even handed in his research, testing and public information. He cannot provide preference to the Company or its clientele, even though he is the largest single stockholder and principal of the Company.

     In January 1999, the Company acquired certain intangible assets from Trans-Science Corporation (TSC), a company with common stockholders through July 7, 2000. Also in January 1999, TSC sold, assigned and transferred all of its rights, title and interest in the Earthquake Retrofit Design Software to the Company.

     On February 24, 2000 the Company issued an unsecured promissory note to borrow up to $75,000 from Dr. Hegemier. The note bears an interest rate of 7% per annum. During the period July 20,2000 to November 21, 2000, Dr. Hegemier advanced the Company $31,996, which was repaid.

     On January 8, 2001 the Company entered into a promissory note with Dr. Hegemier in the amount of $159,439 with an interest rate of 12% per annum. As of September 30, 2003 and 2002, there was a principal balance of $0 and $13,856, respectively.

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     On April 20, 2001 the Company entered into a promissory note with Dr. Hegemier in the amount of $56,965 with an interest rate of 12% per annum. As of September 30, 2003 and 2002, there was a principal balance of $0 and $56,965 respectively.

     On June 5, 2002 the Company entered into a promissory note with Dr. Hegemier in the amount of $26,584 with an interest rate of 12% per annum. As of September 30, 2003 and 2002, there was a principal balance of $0 and $26,400 respectively.

Item 13. Exhibits and Reports on Form 8-K

(a) Exhibits

Exhibit
Number	Description
3.1	Articles of Incorporation of the Company, as amended(1)
3.2	Bylaws of the Company, as amended(1)
10.1	License Agreement with UCSD (Case No. SD96-103)(2)
10.2	License Agreement with UCSD (Case No. SD96-040)(2)
10.3	Share Exchange Agreement(3)
10.4	Share Exchange Agreement with and Acquisition of TSC(4)
10.5	Acquisition of Penultimo, Inc.(5)
10.6	Global Strategic Alliance Agreement with Prime (6)
31	Sarbanes-Oxley Section 302 Certification
32	Sarbanes-Oxley Section 906 Certification

(1)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Registration Statement on Form 10SB12G/A, Commission File No. 000-24551, filed on October 20, 1998.

(2)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Annual Report on Form 10-KSB, Commission File No. 000-24551, filed on January 13, 2000.

(3)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Current Report on Form 8-K, Commission File No. 000-24551, filed on July 14, 2000 and August 31, 2000.

(4)	Incorporated by reference to the referenced documents related to the Acquisition of TSC and filed on Form 8-K, Commission File No. 000-24551, on June 26, 2000 and July 25, 2000.

(5)	Incorporated by reference to the referenced document related to the Acquisition of Penultimo, Inc. and filed on Form 8-K, Commission File No. 000-24551, on September 15, 2000 and amended on September 18, 2000.

(6)	Incorporated by reference to the referenced document filed as an exhibit to the Company’s Annual Report on Form 10-KSB, Commission File No. 000-24551, filed on January 13, 2001.

(b). Reports on Form 8-K.

     None.

14

Signatures

     In accordance with Section 13 or 15(d) of the Securities Exchange Act the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 14, 2004

Composite Solutions, Inc.

By:	/s/ Gilbert A. Hegemier

Gilbert A. Hegemier, Chairman

     Pursuant to the requirements of the Securities Exchange Act, of 1934 this report has been signed below by the following person on behalf of the Company and in the capacity and on the date indicated.

Signature	Capacity	Date
/s/ Gilbert A. Hegemier	Chairman of the Board	January 14, 2004
Gilbert A. Hegemier

15

PREDECESSOR AUDITOR

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders,
Composite Solutions, Inc.
f/k/a JS Business Works, Inc.
(A Development Stage Enterprise)
San Diego, California

We have audited the accompanying consolidated balance sheets of Composite Solutions, Inc., f/k/a JS Business Works, Inc., a development stage enterprise, as of September 30, 1999 and 1998 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Composite Solutions, Inc. as of September 30, 1999 and 1998 and the results of their operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has experienced losses since inception. The Company’s financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Durland & Company, CPAs,
P.A.
Palm Beach, Florida
December 17, 1999

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Composite Solutions, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Composite Solutions, Inc. (a development stage company) and Subsidiaries as of September 30, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. The consolidated financial statements of Composite Solutions, Inc. and Subsidiaries as of September 30, 1999 and 1998, and for the period October 20, 1997 (inception) to September 30, 1999 were audited by other auditors whose report dated December 17, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Composite Solutions, Inc. and Subsidiaries as of September 30, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14 to the consolidated financial statements, the Company has experienced recurring losses since inception and negative cash flows which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 14. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PETERSON & CO., LLP
San Diego, California
January 15, 2004

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)

FINANCIAL STATEMENTS

September 30, 2003 and 2002

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Balance Sheets
September 30, 2003 and 2002

	2003	2002
ASSETS
Current Assets
Cash	$49,495	$50,521
Costs in excess of billings	6,832	—
Prepaid expenses	416	182

Total current assets	56,743	50,703
Property, plant and equipment, net	649	3,637
Other assets
Deposits	10,071	10,071
Intangible assets, net	427,684	469,554
Goodwill	418,956	418,956

Total assets	$914,103	$952,921

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$266,775	$373,635
Billings in excess of costs	131,169	44,431
Line of credit	51,887	51,534
Employee and director payable	62,415	500,435
Related party payable	132,205	85,677
Note payable	—	80,500
Related party notes payable	46,376	149,782
Accrued expenses	181,817	300,996
Accrued losses on future contracts	3,013	—
Income taxes payable	24,881	5,600

Total Current liabilities	900,538	1,592,590
Stockholders’ equity
Preferred stock; $0.0001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	—	—
Common stock; $0.0001 par value; 50,000,000 shares authorized; 21,670,555 and 18,292,044 shares issued and outstanding at September 30, 2003 and 2002, respectively	2,166	1,829
Additional paid in capital	5,120,957	3,570,324
Accumulated deficit	(5,109,558)	(4,211,822)

Total stockholder’s equity	13,565	(639,669)

Total liabilities and stockholders’ equity	$914,103	$952,921

The accompanying notes are an integral part of these financial statements.

COMPOSITE SOLUTION, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Operation
For the Years Ended September 30, 2003 and 2002
and For the Period October 20, 1997 (Inception) to September 30, 2003

			October 20,
			1997
			(Inception)
			to
			September 30,
	2003	2002	2003
Revenues
Contract revenue	365,082	$186,589	$633,766
Materials	60,939	40,850	101,789

Total revenue	426,021	227,439	735,555
Cost of sales
Salaries and consulting fees	266,004	201,482	514,173
Consulting fees — related party	42,940	109,500	152,440
Materials	74,242	28,246	102,488

Cost of sales	383,186	339,228	769,101

Gross profit	42,835	(111,789)	(33,546)
Expenses
Consulting fees	299,915	72,601	640,939
Consulting fees — related party	264,650	227,302	1,027,431
Depreciation and amortization	50,803	54,803	378,130
General and administrative expenses	193,113	140,725	1,094,180
Organizational expenses	—	—	514
Professional fees — other	65,643	91,823	410,549
Professional fees — related party	10,015	—	10,015
Salaries	69,680	322,892	1,294,709
Provision for future contract losses	3,013	—	3,013
Impairment loss	—	92,476	237,248

Total expenses	956,832	1,002,622	5,096,728

Loss from operations	(913,997)	(1,114,411)	(5,130,274)
Other income (expense)
Interest income	—	—	8,363
Interest income — forgiveness of debt	—	—	17,825
Other income	85,258	10,800	96,058
Gain on forgiveness of debt	—	—	8,261
Other expenses	(14,538)	(17,346)	(22,319)
Loss on disposal of assets	—	—	(190)
Interest expense	(32,778)	(42,785)	(146,747)
Loss on forgiveness of debt	—	—	(11,021)

Total other income (expense)	37,942	(49,331)	(49,770)

Loss before provision for income taxes	(876,055)	(1,163,742)	(5,180,044)
Provision for income taxes	21,681	3,000	34,809

Loss from continuing operations	(897,736)	(1,166,742)	(5,214,853)
Discontinued operations
Income from discontinued operations (including gain on sale of subsidiary in the amount of $177,755)	—	—	105,295

Net loss	$(897,736)	$(1,166,742)	$(5,109,558)

Loss per common share, basic and diluted
Net loss from continuing operations	$(0.04)	$(0.07)	$(0.32)

Income from discontinued operations	$—	$—	$0.01

Net loss	$(0.04)	$(0.07)	$(0.31)

Weighted average number of shares, basic and diluted	20,172,538	17,549,692	16,498,332

The accompanying notes are an integral part of these financial statements.

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Changes in Stockholders’ Equity

				Deficit
				Accumulated
	Common Stock		Additional	During the	Total
			Paid in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Balance, October 20, 1997 (inception)	—	$—	$—	$—	$—
Common stock issued in exchange for services	15,233,910	1,521	(2,120)	—	(599)
Common stock issued for cash	5,962,500	599	18,335	—	18,934
Net loss				(12,193)	(12,193)

Balance, September 30, 1998	21,196,410	2,120	16,215	(12,193)	6,142
Common stock contributed	(7,896,410)	(790)	790	—	—
Pre-acquisition income	—	—	—	47	47
Common stock issued in acquisition	1,000,000	100	47	(47)	100
Common stock issued for payment of note payable	200,000	20	999,980	—	1,000,000
Net loss				(574,850)	(574,850)

Balance, September 30, 1999	14,500,000	1,450	1,017,032	(587,043)	431,439
Common stock surrendered	(4,300,000)	(430)	430		—
Common stock issued for cash	668,333	67	759,933		760,000
Common stock issued in acquisitions	1,103,371	110	808,668		808,778
Common stock issued for finder’s fee	100,000	10	(10)		—
Common stock issued in exchange for services	300,000	30	173,970		174,000
Net loss				(1,090,715)	(1,090,715)

Balance, September 30, 2000	12,371,704	1,237	2,760,023	(1,677,758)	1,083,502
Common stock surrendered	(150,000)	(15)	(93,735)		(93,750)
Common stock issued for cash	725,000	73	244,927		245,000
Common stock issued in exchange for services	1,061,760	106	128,227		128,333
Common stock issued for finder’s fee	200,000	20	(20)		—
Net loss				(1,367,322)	(1,367,322)

Balance, September 30, 2001	14,208,464	1,421	3,039,422	(3,045,080)	(4,237)
Common stock issued for cash	2,339,047	234	227,266		227,500
Common stock issued for compensation	1,183,149	118	206,391		206,509
Common stock issued in exchange for services	514,034	51	91,568		91,619
Common stock issued for interest due	47,350	5	5,677		5,682
Net loss				(1,166,742)	(1,166,742)

Balance, September 30, 2002	18,292,044	1,829	3,570,324	(4,211,822)	(639,669)
Common stock issued for cash	2,404,696	240	365,060		365,300
Common stock issued to settle accounts payable	582,024	58	70,325		70,383
Common stock issued for services	400,000	40	58,960		59,000
Common stock issued through exercise of options	71,428	7	4,993		5,000
Common stock issued for interest due	90,363	9	14,412		14,421
Common stock issued for compensation	50,000	5	8,495		8,500
Common stock surrendered	(220,000)	(22)	22		—
Recapitalization of accounts payable and accrued wages			1,028,366		1,028,366
Net loss				(897,736)	(897,736)

Balance, September 30, 2003	21,670,555	$2,166	$5,120,957	$(5,109,558)	$13,565

The accompanying notes are an integral part of these financial statements.

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
Consolidated Statements of Cash Flow

			October 20,
			1997
			(Inception)
			to
			September 30,
	2003	2002	2003
Cash flows from operating activities
Net loss	$(897,736)	$(1,166,742)	$(5,109,558)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	50,803	54,803	374,103
Loss on disposal of assets	—	—	190
Common stock issued in exchange for services	59,000	91,619	361,180
Common stock issued for interest due	14,421	5,682	20,103
Common stock issued for compensation	8,500	206,509	309,516
Forgiveness of accounts payable	—	—	(3,400)
Pre-acquisition income	—	—	47
Loss from discontinued operations	—	—	93,267
Gain on disposal of subsidiary	—	—	(177,755)
Impairment loss	—	92,476	237,248
Provision for future contract losses	3,013	—	3,013
(Increase) decrease in operating assets
Accounts receivable	—	—	17,493
Related party receivable	—	—	(22,021)
Costs in excess of billings	(6,832)	—	(6,832)
Inventory	—	—	(2,055)
Prepaid expenses and other assets	(234)	616	(216)
Employee advances	—	271	—
Deposit	—	3,122	(10,375)
Increase (decrease) in operating liabilities
Accounts payable	206,234	116,858	1,268,874
Employee and director payable	255,393	294,557	255,393
Billings in excess of costs	86,738	44,431	131,169
Related party payable	46,528	72,372	46,528
Accrued expenses	(26,936)	129,092	263,787
Income taxes payable	19,281	2,400	28,833

Net cash used in operating activities	(181,827)	(51,934)	(1,921,468)

Cash flows from investing activities
Purchase of property, plant and equipment	—	—	(29,660)
Acquisition of intangible assets	(5,946)	(21,724)	(631,804)
Loans made to related party	—	—	(10,000)
Repayments of loans to related party	—	—	10,000
Acquisition of subsidiary	—	—	(500,000)
Cash of discontinued operations	—	—	(19,999)
Cash of acquired subsidiaries	—	—	17,261

Net cash used in investing activities	(5,946)	(21,724)	(1,164,202)

Cash flows from financing activities
Increase (decrease) in line of credit	353	138	1,153
Proceeds from notes payable	—	—	1,064,500
Payment of notes payable	(80,500)		(80,500)
Proceeds from note payable to related parties	2,016	37,900	284,181
Payments on note payable to related parties	(100,422)	(145,563)	(247,669)
Proceeds from convertible debenture	—	—	500,000
Proceeds from issuance of common stock, net	365,300	227,500	1,613,500

Net cash provided by financing activities	186,747	119,975	3,135,165

Net increase (decrease) in cash	(1,026)	46,317	49,495
Cash, beginning of period	50,521	4,204	—

Cash, end of period	$49,495	$50,521	$49,495

Supplementary disclosures
Interest paid	$23,734	$180	$26,085

Income taxes paid	$2,400	$600	$10,728

Non-cash financing and investing activities
Note payable paid through issuance of common stock	$—	$—	$1,000,000

Note payable paid through exercise of option	$5,000		$5,000

Investment in subsidiary	$—	$—	$796,732

Interest on note payable	$—	$—	$17,825

Forgiveness of interest on note payable	$—	$—	$(17,825)

Inter-company receivable released in sale of subsidiary	$—	$—	$22,021

Common stock acquired in sale of subsidiary	$—	$—	$(93,750)

8% debenture released in sale of subsidiary	$—	$—	$(500,000)

Note payable released in sale of subsidiary	$—	$—	$(64,500)

Accrued interest released in sale of subsidiary	$—	$—	$(28,867)

Common stock issued to settle accounts payable	$—	$—	$70,383

Recapitalization of accounts payable and accrued wages	$(1,028,366)	$—	$(1,028,366)

The accompanying notes are an integral part of these financial statements.

COMPOSITE SOLUTIONS, INC. AND SUBSIDIARIES
(A Development Stage Company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Composite Solutions, Inc. (the “Company”), was incorporated in the state of Florida on October 20, 1997. The Company has two wholly owned subsidiaries: Composite Solutions, Inc., incorporated in the state of Nevada on December 8, 1998 and Trans-Science Corporation, incorporated in the state of California on September 15, 1980. A third wholly owned subsidiary, Penultimo, Inc. dba Anchor Reinforcements, incorporated in the state of California on January 13, 1992, was sold on March 31, 2001. Composite Solutions, Inc. and subsidiaries were organized to develop, manufacture and market high technology products and processes in key areas of existing and new construction.

The Company is in the development stage and its efforts through September 30, 2003 have been principally devoted to raising additional capital and recruiting potential key personnel. There is no assurance that any benefit will result from such activities. The Company will continue to incur expenses and losses as it pursues its development efforts.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant inter-company transactions have been eliminated in consolidation.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers cash instruments with original maturities of less than three months to be cash equivalents.

Start-up Costs

Costs of start-up activities, including organization costs, are expensed as incurred, in accordance with Statement of Position (SOP) 98-5.

Advertising

Advertising costs are charged to expense as incurred.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less depreciation. Depreciation is accounted for on the straight-line and accelerated methods based on the estimated useful lives of the related assets. Betterments and large renewals, which extend the life of an asset, are capitalized whereas, repairs and maintenance, which do not increase the useful lives of property and equipment are charged to operations as incurred.

Intangible Assets

Other assets include intangibles such as licensed technology, computer software and goodwill. In June 2001, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 establishes new guidelines for accounting for goodwill and other intangible assets. The Company implemented the provisions of SFAS No. 142 on October 1, 2001. Since adoption, existing goodwill and certain intangibles with indefinite useful lives are no longer amortized but instead are assessed for impairment at least annually. Other intangible assets are recorded at historical cost less amortization on the straight line method based on estimated useful lives. Periods of amortization are evaluated continually to determine whether later events and circumstances warrant revised estimated useful lives.

Impairment of Long-lived Assets

Long-lived assets and intangible assets subject to amortization are reviewed for impairment in accordance with SFAS No. 121, Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of. In accordance with SFAS No. 121, an impairment loss is recognized whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recovered, based upon an estimate of future cash flows. An impairment loss is then recognized whenever the carrying amount of the asset exceeds its fair value. After an impairment loss is recognized, the adjusted carrying amount of the asset becomes its new basis.

Revenue Recognition

Revenues derived from contracts are accounted for on the percentage-of-completion method of accounting. Revenue is recognized based on a ratio of the actual cost of work performed to a current estimate of the total cost to complete a contract.

Expected profits realized on contracts are based on the difference between estimates of total contract revenues and costs of completion. These estimates are reviewed and revised periodically throughout the contract term, and adjustments to profits resulting from such revisions are recorded in the accounting period in which the revisions are made. Profits are recognized as the contract phase of the work is completed. Losses on contracts are recorded in full as they are identified.

Revenue from the sale of materials is recognized when shipped.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, “Accounting for Income Taxes.” This statement requires an asset and liability approach to account for income taxes. The Company provides deferred income taxes for temporary differences that will result in taxable or deductible amounts in future years based on the reporting of certain costs in different periods for financial and income tax purposes.

Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the periods presented. Actual results may differ significantly from those estimates.

Fair Values of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Statement No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents: The carrying amounts reported in the balance sheet for cash and cash equivalents approximates their fair value.

Accounts receivable and accounts payable: The carrying amounts reported in the balance sheet for accounts receivable and accounts payable approximates the fair value, of those assets and liabilities.

Short-term and long-term obligations: The carrying amounts of the line of credit and short-term notes payable approximates the fair value of those obligations.

Accrued interest receivable and accrued expenses: The carrying amounts of accrued interest and accrued expenses approximate their fair value.

Stock-Based Compensation

In accordance with the provisions of SFAS 123, the Company follows the intrinsic value based method of accounting as prescribed by APB 25, Accounting for Stock Issued to Employees, for its stock-based compensation.

New Accounting Pronouncements

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (“SFAS 146”). SFAS 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullified Emerging Issues Task Force Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS 146 requires that a liability for a cost associated with an exit or disposal activity to be recognized when the liability is incurred. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of SFAS 146 did not have a significant impact to the Company’s consolidated financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The recognition and measurement provisions are effective on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a material impact on the Company’s consolidated financial position and results of operations.

In January 2003, the FASB issued FASB Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 did not have a material impact on the Company’s consolidated financial position and results of operations.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” The statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS 133. This Statement is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS No. 149 did not have an impact on the Company’s consolidated financial position and results of operations.

In May 2003, the FASB issued SFAS No. 150, “Accounting for certain Financial Instruments with Characteristics of Both Liabilities and Equity”. SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise, is effective at the beginning of the first interim period beginning after July 15, 2003. The adoption of SFAS No. 150 did not have a material impact on the Company’s consolidated financial position and results of operations.

Reclassifications

Certain prior year amounts have been reclassified to conform to the September 30, 2003 presentation. These changes had no impact on previously reported consolidated results of operations or stockholders’ equity.

NOTE 2 — ACQUISITIONS

On June 23, 2000 the Company entered into a Share Exchange Agreement with Trans-Science Corporation, a California corporation and a company with a common stockholder. On July 7, 2000 the Company completed its acquisition. The acquisition, recorded under the purchase method of accounting, included the purchase of all of the outstanding shares of common stock of Trans-Science Corporation in exchange for 953,371 shares of the Company’s common stock at $0.75 per share which resulted in a purchase price of $715,028. The liabilities assumed exceeded the historical cost of the assets acquired and the total purchase price was recorded as goodwill.

On August 16, 2000 the Company entered into a Share Exchange Agreement with Penultimo, Inc. dba Anchor Reinforcements. On August 31, 2000 the Company completed the acquisition. The acquisition, recorded under the purchase method of accounting, included the purchase of all of the outstanding shares of common stock of Penultimo, Inc. in exchange for 150,000 shares of the Company’s common stock at $0.625 per share plus $500,000 in cash which resulted in a total purchase price of $593,750. A portion of the purchase price was allocated to assets acquired and liabilities assumed based on estimated fair market value at the date of acquisition while the balance of $291,050 was recorded as goodwill.

NOTE 3 — DISCONTINUED OPERATIONS

On March 31, 2001 the Company entered into an Agreement to transfer all of the outstanding shares of Penultimo, Inc. to an individual in exchange for 150,000 shares of the Company’s common stock originally valued at $93,750, the release of certain inter-company receivables in the amount of $22,021, an 8% convertible debenture note in the amount of $500,000 plus accrued interest of $28,199, and notes payable in the amount of $64,500, plus accrued interest of $4,441.

NOTE 4 — PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following at September 30, 2003 and 2002:

	2003	2002
Leasehold improvements	$1,407	$1,407
Office furniture and equipment	181,311	181,311
Software	13,983	13,983

	196,701	196,701
Accumulated depreciation	(196,052)	(193,064)

Property and equipment, net	$649	$3,637

Depreciation expense for the years ended September 30, 2003 and 2002 was $2,987 and $7,918, respectively.

NOTE 5 — INTANGIBLE ASSETS

Goodwill

On July 7, 2000 the Company acquired 100% of the outstanding shares of common stock of Trans-Science Corporation, a company with common shareholders through July 7, 2000. The Company recorded goodwill in the amount of $751,636 representing the excess of the cost to acquire Trans-Science Corporation over the historical cost of the net assets acquired. The goodwill was being amortized over a period of five years. During the year ended September 30, 2001 the Company recognized a $144,772 impairment loss because circumstances indicated the carrying amount of this goodwill may not be recovered, based upon an estimate of future cash flows. At September 30, 2003 and 2002 goodwill had accumulated amortization of $187,908. Amortization expense for the period October 20, 1997 (inception) to September 30, 2003 was $187,908. On October 1, 2001, the Company adopted SFAS No. 142 and since adoption, goodwill is no longer amortized. At September 30, 2003 and 2002 this goodwill has a net value of $418,956.

Other Intangible Assets

On April 20, 1999 the Company entered into a license agreement with the Regents of the University of California San Diego (UCSD) for a license under patent rights to make, use, sell, offer for sale, import licensed products, practice licensed methods, and to use certain technology. The agreement terminates on the later of the expiration date of the longest-lived patent rights or the twenty-first anniversary of effective date. A license fee of $40,000 was paid upon execution of the agreement. The Company also paid for one half of all past and future patent costs. The Company does not expect any future cash flow to be generated and has canceled this license agreement. At September 30, 2002, patent rights were impaired and a loss was recognized in the amount of $78,497. The license was being amortized over 17 years and at September 30, 2003 and 2002 this license has a net value of $0.

On August 4, 1999 the Company entered into a second license agreement with UCSD for a license under patent rights to make, use, sell, offer for sale, import licensed products, to practice licensed methods, and to use certain technology. The agreement terminates on the later of the expiration date of the longest-lived patent rights or the twenty-first anniversary of the effective date. A license fee in the amount of $5,000 was paid upon execution of the agreement. In addition, the Company is obligated to pay for one-half of all past and future patent costs. Under the terms of the agreement, the Company must pay to the licensor a royalty of 1.5% on net sales of the licensed products or a minimum royalty up to $50,000. The license expires in April 2019 and is being amortized over 20 years. At September 30, 2003 and 2002 this license has a net value of $91,684 and $91,554, respectively. Amortization expense for the years ended September 30, 2003 and 2002 and for the period October 20, 1997 (inception) to September 30, 2003 was $5,816, $4,885, and $21,829, respectively.

At September 30, 2003 and 2002 patent and royalty costs payable on the license agreements was $82,090 and $110,108, respectively

In January 1999 the Company acquired certain assets from Trans-Science Corporation. Fire test data concerning overlay systems in the form of technical reports prepared by an independent laboratory in New York performed prior to the Company’s inception was purchased for cash in the amount of $13,979 from Trans-Science Corporation at its cost. The Company does not expect any future cash flow to be generated from this intangible asset. At September 30, 2002 these assets were impaired and a loss was recognized in the amount of $13,979.

In January 1999 Trans-Science Corporation sold, assigned and transferred all of its rights, title and interest in the Earthquake Retrofit Design Software to the Company for cash in the amount of $330,000. This purchase price is an amount significantly less than the cost incurred by Trans-Science Corporation. In addition, during the year ended September 30, 1999, the Company paid Trans-Science Corporation $90,000 for upgrade services on this software. The Software was placed in service during the year ended September 30, 2002 and is being amortized over a period of ten years. Amortization expense for the years ended September 30, 2003 and 2002 was $42,000 and $42,000, respectively.

At September 30, 2003 and 2002 the gross carrying amount and accumulated amortization for acquired intangible assets is as follows:

	Gross
	Carrying	Accumulated
September 30, 2003	Amount	Amortization
License agreements	$110,828	$19,144
Earthquake retrofit design software	420,000	84,000

	$530,828	$103,144

	Gross
	Carrying	Accumulated
September 30, 2002	Amount	Amortization
License agreements	$104,882	$13,328
Earthquake retrofit design software	420,000	42,000

	$524,882	$55,328

Amortization expense was $47,816 and $46,885 for the years ended September 30, 2003 and 2002, respectively. The aggregate amortization expense over the next five succeeding years is estimated as follows:

Year Ending
September 30,
2004	$47,660
2005	47,660
2006	47,660
2007	47,660
2008	47,660

NOTE 6 — STOCKHOLDERS’ EQUITY

Preferred Stock

The Company has authorized the issuance of ten million (10,000,000) shares of preferred stock, having one hundredth of a cent ($.0001) par value per share. The Board of Directors of the Company has discretion to determine the rights, preferences and privileges of this preferred stock. There are no shares of preferred stock issued and outstanding at September 30, 2003 and 2002, respectively.

Common Stock

The Company has authorized fifty million (50,000,000) shares of common stock, having one hundredth of a cent ($0.0001) par value per share.

On October 21, 1997 the Company issued 1,601,000 shares to its President for the value of services rendered in connection with the organization of the Company and in April 1998 the Company issued 49,500 shares to its then Executive Vice President for the net value of services rendered valued at $(599). Also in April 1998 the Company issued 646,000 shares of common stock for cash, net of offering costs in the amount of $18,934. On June 25, 1999 the Company completed a 9.229876 shares for 1 share forward split. Retroactive effect to this split has been given in the accompanying financial statements.

On June 25, 1999 the Company received 7,896,410 shares contributed back to the Company. On June 30, 1999 the Company issued 1,000,000 shares to acquire 100% of the issued and outstanding common stock of Composite Solutions, Inc., a Nevada corporation. On June 30, 1999 the Company issued 200,000 shares in settlement of a note payable with a principal balance of $1,000,000.

In December 1999, a trustee stockholder surrendered 4,300,000 shares, which have been canceled. During the period December 1999 to June 2000 the Company issued 668,333 shares of common stock under a private placement in exchange for $760,000 in cash, net of offering costs. On July 7, 2000 the Company issued 953,371 shares of common stock valued at $715,028 in exchange for 100% of the outstanding shares of common stock of Trans-Science Corporation. On August 31, 2000 the Company issued 150,000 shares of common stock valued at $93,750 plus $500,000 in cash in exchange for 100% of the outstanding shares of common stock of Penultimo, Inc. dba Anchor Reinforcements. On September 15, 2000 the Company issued 100,000 shares of common stock as finder’s fees. On September 28, 2000 the Company issued 300,000 shares of common stock valued at quoted market $174,000 in exchange for services.

During the period October 2000 through December 2000 the Company issued 725,000 shares of common stock valued at $245,000 in private placement. On March 31, 2001, a stockholder surrendered 150,000 shares of common stock valued at $93,750. Also on March 31, 2001, the Company issued 200,000 shares of common stock as finder’s fees. During the year ended September 30, 2001, the Company issued 1,061,760 shares of common stock valued at $128,333 in exchange for services.

During year ended September 30, 2002, the Company issued 514,034 shares of common stock valued at $91,619 in exchange for services, 1,183,149 shares of common stock for compensation valued at $206,509, 47,350 shares of common stock valued at $5,682 for interest due, and 2,339,047 shares of common stock for cash and subscriptions paid in the amount of $227,500.

During the year ended September 30, 2003, the Company issued 582,024 shares of common stock valued at $70,383 in exchange for accounts payable, 400,000 shares of common stock valued at $59,000 for services, 90,363 shares of common stock valued at $14,421 for accrued interest, 50,000 shares of common stock valued at $8,500 as compensation, 71,428 shares of common stock through the exercise of options in the amount of $5,000 exchanged for the repayment of a loan, and 2,404,696 shares of common stock for cash, net of offering costs in the amount of $365,300. The Company received 220,000 shares of common stock contributed back to the Company, which have been canceled. There are 21,670,555 and 18,292,044 shares of common stock issued and outstanding at September 30, 2003 and 2002, respectively.

The Company recapitalized accounts payable and accrued wages in the amount of $1,028,366.

Stock Incentive Plan

On December 1, 2000 the Company and subsidiaries’ Board of Directors adopted the 2000 Stock Incentive Plan pursuant to which incentive stock options or nonstatutory stock options to purchase up to 1,000,000 shares of common stock may be granted to employees, directors and consultants. Stock options may be exercisable up to ten years from the grant date. Stock options vest over service periods that range from zero to five years.

A summary of stock option activity for all plans follows:

	Shares
	Available for	Options
Outstanding Options	Grant	Outstanding	Exercise Price
Authorized	1,000,000
Granted	(391,428)	391,428	$0.40-$0.07
Exercised	71,428	(71,428)	$0.07
Canceled	120,000	(120,000)	$0.10

Balance, September 30, 2003	800,000	200,000	$0.10

At September 30, 2003 there were 200,000 exercisable options.

The Company accounts for stock-based compensation using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” under which no compensation cost for stock options is recognized for the stock options awards granted at or above fair market value. For the year ended September 30, 2003, the Company did not recognize any compensation expense.

Had compensation expense for the Company’s 2000 Stock Incentive Plan been determined based upon fair values at grant dates for awards under the plan in accordance with SFAS No. 123, “Accounting for Stock-Based Compensation,” the Company’s net loss and loss per share would have been increased to the proforma amounts indicated below. Additional option awards are anticipated in future years.

	2003	2002
Net loss	$(897,736)	$(1,166,742)
As reported Proforma	(901,004)	$(1,173,081)
Loss per share	$(0.04)	$(0.07)
As reported Proforma	$(0.04)	$(0.07)

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions and results:

	2003		2002
Dividend yield	0.00%		0.,00%
Risk free interest rate	2.99%		2.99%
Expected life	5.92	Yrs	5.92	Yrs
Expected volatility	16.21%		16.21%
Estimated fair value of options granted per share	$0.0354		$0.0354

NOTE 7 — LINE OF CREDIT

The Company has a business secured open line of credit with a bank in the amount of $50,000. The line of credit bears interest at the prime rate, as published in the Wall Street Journal, plus 2.5% (7.5% at September 30, 2003). At September 30, 2003 and 2002 balances due were $51,887 and $51,534, respectively.

NOTE 8 — COMMITMENTS

The Company and subsidiary lease office space under a non-cancelable operating lease. At September 30, 2003, there are future minimum payments under the lease of $37,491 which are due through June 30, 2004.

Rental expense was $48,505 and $44,352 for the years ended September 30, 2003 and 2002, respectively and was $298,988 for the period October 20, 1997 (inception) to September 30, 2003.

As noted in Note 5 — Other Intangible Assets, the Company entered into a second license agreement with UCSD on August 4, 1999 under patent rights to make, use, sell, offer for sale, import licensed products, to practice licensed methods, and to use certain technology. Under the terms of the agreement, the Company must pay to the licensor a royalty of 1.5% on net sales of the licensed products or a minimum royalty. For the years ending September 30, 2003 and 2002 and for the period October 20, 1997 (inception) to September 30, 2003 the company paid minimum royalty associated with this license of $30,000, $20,000, and $60,000, respectively.

Future minimum royalty payments are as follows:

Year Ending
December 31,
2003	$40,000
2004	50,000
2005	50,000
2006	50,000
Total thereafter through 2018	600,000

NOTE 9 — EARNINGS PER SHARE

The computations of basic and diluted earnings per share from continuing operations for the years ended September 30, 2003 and 2002 and the period October 20, 1997 (inception) to September 30, 2003 were as follows:

			October 20,
	Year Ended		1997
	September 30,		(Inception) to
			September 30,
	2003	2002	2003
Loss per common share, basic
Numerator
Net loss from continuing operations	$(897,736)	$(1,166,742)	$(5,214,853)
(Loss) income from discontinued operation	—	—	(72,460)
Gain on sale of subsidiary	—	—	177,755

Net loss	$(897,736)	$(1,166,742)	$(5,109,558)

Denominator
Weighted-average shares	20,172,538	17,549,692	16,498,332

For the years ended September 30, 2003 and 2002, and for the period October 20, 1997 (inception) to September 30, 2003 the weighted-average shares of common stock issuable under stock options of 264,579, 118,982, and 72,335, respectively were not included in the calculation of fully diluted earnings per share because their effects would have been antidilutive. Therefore, diluted earnings per share were the same as basic earnings per share at September 30, 2003 and 2002, and for the period October 20, 1997 (inception) to September 30, 2003.

NOTE 10 — INCOME TAXES

At September 30, 2003, the Company has a net operating loss carryforwards for tax purpose of approximately $2,200,000 which expires through the year 2023. The Internal Revenue Code contains provisions which may limit the loss carryforward available if significant changes in stockholder ownership of the Company occur.

The components of the provision for income taxes for the years ended September 30, 2003 and 2002 are as follows:

	2003	2002
Current
Federal	$12,921	$—
State	11,960	3,000

	24,881	3,000
Deferred
Federal	—	—
State	—	—

	—	—

Provision for income taxes	$24,881	$3,000

The components of the net deferred tax assets were as follows:

	September 30,
	2003	2002
Deferred tax assets
Start-up costs	$1,248,971	$1,248,971
Organization costs	398	398
Syndication costs	1,168	1,168
Penalties	6,257	29
Impairment loss	62,020	62,020
Accrued vacation/other accruals	2,742	4,845
Depreciation/amortization	—	9,691
Net operating loss	927,251	538,379

	2,248,807	1,865,501
Deferred tax liabilities State income taxes	152,734	126,188

	2,096,073	1,739,313
Less valuation allowance	(2,096,073)	(1,739,313)

Net deferred tax assets	$—	$—

NOTE 11 — RELATED PARTY TRANSACTIONS

Intangible Assets

In January 1999 the Company acquired certain intangible assets from Trans-Science Corporation, a company with common stockholders. Also in January 1999, Trans-Science Corporation sold, assigned and transferred all of its rights, title and interest in the Earthquake Retrofit Design Software to the Company for $330,000 in cash, an amount significantly less than the cost incurred by Trans-Science Corporation. In addition, during the period ended September 30, 1999, the Company paid Trans-Science Corporation $90,000 for upgrade services on this software.

Stock-Based Compensation

During the years ended September 30, 2003 and 2002, the Company issued 50,000 and 1,183,149 shares of common stock with value of $8,500 and $206,509, respectively, to certain employees in exchange for compensation.

Notes Payable

On January 8, 2001, the Company entered into a promissory note with an officer in the amount of $159,439 and again with the same officer on April 20, 2001 and June 5, 2002 in the amount of $56,965 and 26,584, respectively. Terms required principal to be advanced in various amounts, accrue interest at 12%, and the principal and interest were to be paid nine months from the date of latest advance. As of September 30, 2003 and 2002, there was a principal balance outstanding in the amount of $0 and $97,221 and accrued interest in the amount of $26,053 and $28,032, respectively.

On April 23, 2001, the Company issued a promissory note payable to an employee in the amount of $41,945. The principal is to be advanced to the Company in various amounts. As of September 30, 2003 and 2002, there was a principal balance outstanding in the amount of $33,376 and $33,376 and accrued interest in the amount of $10,033 and $4,442, respectively. Principal and interest at 12% are to be paid nine months from the date of the latest advance.

On November 20, 2001, the Company entered into a Secured Promissory Note with Marathon Development Company, Inc. (Marathon) in the amount of $105,000, including $5,000 of interest at a rate of 10% per annum. Marathon was a non-affiliated entity at that date. The note is secured by the Company’s assets and is personally guaranteed by a director of the Company. The note was due on February 20, 2002. In addition, if not paid when due, the Company is to issue 10,000 shares of common stock per month to Marathon, until the note is paid. Accordingly, the Company issued 97,350 shares of common stock valued at $14,182. At September 30, 2003 and 2002 there was a balance due in the amount of $0 and $80,500, respectively and accrued interest in the amount of $0 and $5,502, respectively

On January 17, 2002, the Company issued a promissory note payable to a stockholder in the amount of $10,000, plus interest at a rate of 10% per annum. The accrued interest shall be paid in the Company’s common stock each quarter. The note is due on January 17, 2003. As of September 30, 2003 and 2002, principal in the amount of $10,000 and $10,000. respectively was outstanding. As of September 30, 2003 the Company has accrued a liability to issue 2,520 shares of common stock valued at $252.

On June 17, 2002, the Company issued a promissory note payable to a stockholder in the amount of $3,000, plus interest at a rate of 10% per annum. The note is due on July 17, 2002. As of September 30, 2003 and 2002, there was a principal balance outstanding in the amount of $3,000 and $3,000 and accrued interest in the amount of $395 and $95, respectively.

On July 23, 2002, the Company issued a promissory note payable to a stockholder in the amount of $5,000, plus interest at a rate of 8% per annum. The note is due on July 24, 2003. On August 26, 2003 the officer exercised an option in the agreement to purchase CSI common stock in lieu of a cash payment to settle $5,000 in principal and $433 in accrued interest due from the Company. At September 30, 2003 and 2002 there was a principal balance outstanding in the amount of $0 and $5,000 and accrued interest in the amount of $0 and $76, respectively.

In fiscal year 2001 an officer of the Company loaned $1,185 interest free to Trans-Science Corporation to cover operating costs. As of September 30, 2003 and 2002, there was a principal balance outstanding in the amount of $0 and $1,185, respectively.

Consulting Agreements

The Company has several consulting agreements with stockholders and officers for management, marketing and technical services which are applied between cost of goods sold and expenses as appropriate. Consulting fees for years ended September 30, 2003 and 2002 were $307,590 and $336,802, respectively. The balance payable at September 30, 2003 and 2002 was $69,118 and 506,828, respectively

Representation and Advisory Agreement

On March 6, 2001, the Company entered into a Representation and Advisory Agreement (the “Agreement”) with AF Capital and Ace International Domaine (collectively referred as “AFA”) for corporate financing and investment advisory services. According to the agreement, the Company would pay a non-refundable engagement retainer of $50,000, of which $15,000 was payable on or before March 14, 2001 with the balance of $35,000 payable in full on April 15, 2001. In addition the Agreement required the Company to make monthly retainer of $10,000 for twelve months beginning on April 1, 2001. Total amount of such retainers shall be payable in full upon the Company receiving at least $2,000,000 in financing. The Company is also required to pay a representation and placement fee equal to 10% of the amount of capital raised, and warrants to purchase shares of common stock of the Company equal to 15% of the number of shares of common stock and common stock equivalents issued pursuant to the Agreement.

Effective July 18, 2001, the Agreement was terminated by the Company. According to the terms of the Agreement, in the event of termination, the Company would not be liable to pay the monthly payments of $10,000 after the termination date.

On July 3, 2001 Michael Perlman, president and chief executive officer of Ace International Domaine was appointed president and chief executive officer of the Company. Initial compensation for prior and continuing services in the amount of $30,000 will offset the $17,500 for the Ace International Domaine portion of the non-refundable engagement fee.

On November 30, 2001, Michael Perlman resigned from the Company. The $30,000 balance for the initial compensation remains an unpaid liability of the Company at September 30, 2003.

NOTE 12 — CANCELLATION OF CONSULTING AGREEMENT

On January 28, 2002 the Company entered into an agreement with a consultant to assist the Company developing market demand for composite technologies. According to the terms of the agreement, the Company agreed to pay the consultant $10,000 per month, payable in installments of $5,000 per month, with any unpaid balance due upon specific performance defined in the agreement.

On June 30, 2002 the agreement was cancelled, and the unpaid balance due in the amount of $85,000 was cancelled and recognized as other income (expenses) in the statement of operations.

NOTE 13 — STRATEGIC ALLIANCE AGREEMENT

On December 7, 2000 the Company entered into a Global Alliance Agreement (the “Agreement”) with The Prime Group (“Prime”) located in Seoul, Korea. According to the terms of the Agreement, the Company would receive a 15% equity position in The Prime Group. The Prime Group entered into a subscription agreement to purchase between 4,166,667 and 5,000,000 shares of the Company’s common stock for cash in the amount of $2,000,000. The first 2,500,000 shares of common stock was to be equally issued quarterly at $0.40 per share for a total consideration of $1,000,000. A second 2,500,000 shares of common stock was to be issued at $0.40 per share if payment was received by May 31, 2001 or 1,666,667 was to be issued at $0.60 per share if payment was received after May 31,2001.

In December 2000, the Company received $250,000 representing a subscription for 625,000 shares of common stock. On January 4, 2001 the Company issued 500,000 shares of common stock valued at $200,000. On February 28, 2001 the agreement was terminated by Prime. On September 30, 2003 the Company issued the remaining 125,000 shares of common stock valued at $50,000.

NOTE 14 — GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s financial position and operating results raise substantial doubt about the Company’s ability to continue as a going concern, as reflected by the net loss of $897,736 and $1,166,742 for the years ended September 30, 2003 and 2002, respectively and losses of $5,109,558 accumulated from October 20, 1997 (inception) to September 30, 2003. In addition the Company’s current liabilities exceed current assets by $843,795 at September 30, 2003. The ability of the Company to continue as a going concern is dependent upon commencing operations, developing sales and obtaining additional capital and financing. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is currently seeking additional capital to allow it to begin its planned operations. Management believes the Company’s sales and marketing efforts will partially reduce the negative impact of accumulated losses. In addition, the Company continues its efforts to re-capitalize accounts payable into stockholders’ equity and negotiate reductions in other accounts payable. The Company’s management believes these efforts will substantially reduce current liabilities.

NOTE 15 — SUBSEQUENT EVENTS

In November 2003 the Company converted their existing line of credit comprised of outstanding principal and accrued interest of $49,752 and $450, respectively into a fully amortizing term loan. The maturity date of the loan is November 10, 2005 and requires monthly payments of principal and interest (8.5% per annum).

In January 2004 the Company hired a new President and Chief Executive Officer and issued 1,000,000 shares of common stock valued at $220,000 for compensation.

NOTE 16 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of the Company’s financial instruments are as follows:

	September 30, 2003		September 30, 2002
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Cash	$49,495	$49,495	$50,521	$50,521
Accounts payable	266,775	266,775	373,635	373,635
Related party accounts payable	194,620	194,620	551,969	551,969
Line of credit	51,887	51,887	51,534	51,534
Related party notes payable	46,376	46,376	149,782	149,782
Accrued expenses	181,817	181,817	300,996	300,996